UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04363

AMERICAN CENTURY GOVERNMENT INCOME TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2016

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

March 31, 2016

Capital Preservation Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

Two months in particular captured the volatility and risk-off trading of the 12-month period. Last August, China’s economic slowdown (which rippled across the global economy) triggered Chinese stock market volatility, increasingly stimulative Chinese central bank monetary policy, and currency devaluations. Burdened further with oil market volatility, equity and higher-risk bond markets declined globally. Five months later, in January, investor sentiment plunged again as global economic growth decelerated, China devalued its currency again, and oil prices dropped below $30 a barrel. In addition, the Fed, in December, executed its first rate hike since 2006. Central bank policies showed less divergence thereafter, with the Bank of Japan suddenly resorting to negative interest rates, the Fed holding rates steady while reducing its rate hike projections, and the European Central Bank announcing significant additional stimulus.

Bonds (and more bond-like stock sectors, such as utilities and REITs) generally outperformed the broad stock market for the reporting period. In terms of stock style and size, growth generally outperformed value, and large cap generally outperformed small cap. In the bond market, higher quality (investment-grade) generally outperformed lower quality (high-yield). We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. Looking ahead, we continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

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Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	CPFXX	0.01%	0.01%	0.93%	10/13/72
Returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	0.48%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.  The fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

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Fund Characteristics

MARCH 31, 2016
7-Day Current Yield
After wavier(1)	0.01%
Before waiver	-0.14%
7-Day Effective Yield
After waiver(1)	0.01%
(1) Yields would have been lower if a portion of the fees had not been waived.

Portfolio at a Glance
Weighted Average Maturity	54 days
Weighted Average Life	86 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	38%
31-90 days	37%
91-180 days	25%
More than 180 days	0%

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.10	$0.95	0.19%
Investor Class (before waiver)	$1,000	$1,000.10(2)	$2.40	0.48%
Hypothetical
Investor Class (after waiver)	$1,000	$1,024.05	$0.96	0.19%
Investor Class (before waiver)	$1,000	$1,022.60	$2.43	0.48%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

6

Schedule of Investments

MARCH 31, 2016

	Shares/ Principal Amount	Value
U.S. TREASURY NOTES(1) — 33.7%
U.S. Treasury Notes, VRN, 0.35%, 4/4/16	$104,125,000	$104,122,282
U.S. Treasury Notes, VRN, 0.37%, 4/4/16	130,000,000	130,007,336
U.S. Treasury Notes, VRN, 0.38%, 4/4/16	85,000,000	84,983,303
U.S. Treasury Notes, VRN, 0.47%, 4/4/16	10,000,000	9,995,680
U.S. Treasury Notes, VRN, 0.57%, 4/4/16	7,026,000	7,031,081
U.S. Treasury Notes, 0.25%, 4/15/16	95,000,000	94,999,339
U.S. Treasury Notes, 2.00%, 4/30/16	70,000,000	70,096,477
U.S. Treasury Notes, 2.625%, 4/30/16	15,000,000	15,026,997
U.S. Treasury Notes, 3.25%, 5/31/16	30,000,000	30,142,830
U.S. Treasury Notes, 1.50%, 6/30/16	73,000,000	73,203,136
U.S. Treasury Notes, 0.50%, 7/31/16	75,000,000	75,030,513
U.S. Treasury Notes, 3.25%, 7/31/16	60,000,000	60,574,104
TOTAL U.S. TREASURY NOTES		755,213,078
U.S. TREASURY BILLS(1) — 62.7%
U.S. Treasury Bills, 0.21%, 4/7/16	70,000,000	69,997,608
U.S. Treasury Bills, 0.23%, 4/14/16	13,000,000	12,998,944
U.S. Treasury Bills, 0.26%, 4/21/16	70,000,000	69,990,083
U.S. Treasury Bills, 0.31%, 4/28/16	100,000,000	99,977,124
U.S. Treasury Bills, 0.36%, 5/5/16	90,000,000	89,970,249
U.S. Treasury Bills, 0.32%, 5/12/16	150,000,000	149,944,478
U.S. Treasury Bills, 0.30%, 5/19/16	144,483,000	144,425,206
U.S. Treasury Bills, 0.32%, 5/26/16	175,000,000	174,915,017
U.S. Treasury Bills, 0.32%, 6/9/16	100,000,000	99,939,625
U.S. Treasury Bills, 0.59%, 6/16/16	100,000,000	99,876,500
U.S. Treasury Bills, 0.30%, 6/23/16	50,000,000	49,965,416
U.S. Treasury Bills, 0.27%, 6/30/16	95,465,000	95,397,776
U.S. Treasury Bills, 0.47%, 7/14/16	75,000,000	74,900,333
U.S. Treasury Bills, 0.42%, 7/28/16	100,000,000	99,863,972
U.S. Treasury Bills, 0.46%, 8/25/16	50,000,000	49,907,736
U.S. Treasury Bills, 0.45%, 9/22/16	25,000,000	24,946,833
TOTAL U.S. TREASURY BILLS		1,407,016,900
TEMPORARY CASH INVESTMENTS — 0.2%
SSgA U.S. Government Money Market Fund, Class N	4,973,682	4,973,682
TOTAL INVESTMENT SECURITIES — 96.6%		2,167,203,660
OTHER ASSETS AND LIABILITIES — 3.4%		76,558,880
TOTAL NET ASSETS — 100.0%		$2,243,762,540

NOTES TO SCHEDULE OF INVESTMENTS
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	The rates for U.S. Treasury Bills are the yield to maturity at purchase. The rates for U.S. Treasury Notes are the stated coupon rates.

See Notes to Financial Statements.

7

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$2,167,203,660
Receivable for investments sold	71,001,026
Receivable for capital shares sold	5,012,927
Interest receivable	2,082,015
2,245,299,628

Liabilities
Payable for capital shares redeemed	929,466
Accrued management fees	607,437
Dividends payable	185
1,537,088

Net Assets	$2,243,762,540

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	2,243,725,756

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$2,243,728,646
Undistributed net investment income	2,717
Undistributed net realized gain	31,177
$2,243,762,540

See Notes to Financial Statements.

8

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Interest	$3,221,825

Expenses:
Management fees	11,119,624
Trustees' fees and expenses	124,085
Other expenses	32,861
11,276,570
Fees waived	(8,289,333)
2,987,237

Net investment income (loss)	234,588

Net realized gain (loss) on investment transactions	33,894

Net Increase (Decrease) in Net Assets Resulting from Operations	$268,482

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2016 AND MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015
Operations
Net investment income (loss)	$234,588	$237,959
Net realized gain (loss)	33,894	1,947
Net increase (decrease) in net assets resulting from operations	268,482	239,906

Distributions to Shareholders
From net investment income	(234,588)	(237,959)
From net realized gains	(4,664)	—
Decrease in net assets from distributions	(239,252)	(237,959)

Capital Share Transactions
Proceeds from shares sold	1,003,344,443	753,861,658
Proceeds from reinvestment of distributions	233,195	235,188
Payments for shares redeemed	(1,115,418,197)	(935,399,030)
Net increase (decrease) in net assets from capital share transactions	(111,840,559)	(181,302,184)

Net increase (decrease) in net assets	(111,811,329)	(181,300,237)

Net Assets
Beginning of period	2,355,573,869	2,536,874,106
End of period	$2,243,762,540	$2,355,573,869

Undistributed net investment income	$2,717	$2,717

Transactions in Shares of the Fund
Sold	1,003,344,443	753,861,658
Issued in reinvestment of distributions	233,195	235,188
Redeemed	(1,115,418,197)	(935,399,030)
Net increase (decrease) in shares of the fund	(111,840,559)	(181,302,184)

See Notes to Financial Statements.

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Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Capital Preservation Fund (the fund) is one fund in a series issued by the trust. The fund is a money market fund and its investment objective is to seek maximum safety and liquidity. Its secondary objective is to seek to pay shareholders the highest rate of return consistent with safety and liquidity.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. Open-end management investment companies are valued at the reported NAV per share. If the fund determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1370% to 0.2500%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of the management fee on a daily basis. The fee waiver may be revised or terminated at any time by the investment advisor without notice. The effective annual management fee for the year ended March 31, 2016 was 0.47% before waiver and 0.12% after waiver.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Notes	—	$755,213,078	—
U.S. Treasury Bills	—	1,407,016,900	—
Temporary Cash Investments	$4,973,682	—	—
	$4,973,682	$2,162,229,978	—

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5. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$239,252	$237,959
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2016, the fund had undistributed ordinary income for federal income tax purposes of $33,894.

6. Money Market Fund Reform

In July 2014, the Securities and Exchange Commission adopted amendments to the rules that govern money market mutual funds. The amendments consist of structural and operational reforms intended to make money market funds more resilient for investors. In response to the amendments to the rules, beginning in the fall of 2016, the board will have the ability to impose a liquidity fee or suspend redemptions in times of severe market stress and the fund will only be available to shareholders who are retail investors. The fund will continue to seek to maintain a stable NAV. Management anticipates there will be no changes to the financial statement disclosures.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2016	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.13%	0.48%	0.01%	(0.34)%	$2,243,763
2015	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.04%	0.48%	0.01%	(0.43)%	$2,355,574
2014	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.06%	0.48%	0.01%	(0.41)%	$2,536,874
2013	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.09%	0.48%	0.01%	(0.38)%	$2,643,948
2012	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.06%	0.48%	0.01%	(0.41)%	$2,801,793

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust and Shareholders of the Capital Preservation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Capital Preservation Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2016

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Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Advisory Board Member	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

16

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Advisory Board Member	Since 2016	Holbrook Working Professor of Price Theory, Standford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

17

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

18

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

19

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $4,664 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2016.

20

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88871 1605

Annual Report

March 31, 2016

Ginnie Mae Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

Two months in particular captured the volatility and risk-off trading of the 12-month period. Last August, China’s economic slowdown (which rippled across the global economy) triggered Chinese stock market volatility, increasingly stimulative Chinese central bank monetary policy, and currency devaluations. Burdened further with oil market volatility, equity and higher-risk bond markets declined globally. Five months later, in January, investor sentiment plunged again as global economic growth decelerated, China devalued its currency again, and oil prices dropped below $30 a barrel. In addition, the Fed, in December, executed its first rate hike since 2006. Central bank policies showed less divergence thereafter, with the Bank of Japan suddenly resorting to negative interest rates, the Fed holding rates steady while reducing its rate hike projections, and the European Central Bank announcing significant additional stimulus.

Bonds (and more bond-like stock sectors, such as utilities and REITs) generally outperformed the broad stock market for the reporting period. In terms of stock style and size, growth generally outperformed value, and large cap generally outperformed small cap. In the bond market, higher quality (investment-grade) generally outperformed lower quality (high-yield). We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. Looking ahead, we continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BGNMX	1.53%	2.78%	4.40%	—	9/23/85
Barclays U.S. GNMA Index	—	2.40%	3.28%	4.85%	—	—
Institutional Class	AGMNX	1.73%	3.00%	—	4.49%	9/28/07
A Class	BGNAX					10/9/97
No sales charge		1.28%	2.52%	4.15%	—
With sales charge		-3.25%	1.59%	3.66%	—
C Class	BGNCX	0.52%	1.76%	—	2.09%	3/1/10
R Class	AGMWX	1.03%	2.29%	—	3.76%	9/28/07
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Returns would have been lower if a portion of the fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2016
Investor Class — $15,394

Barclays U.S. GNMA Index — $16,065

Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.55%	0.35%	0.80%	1.55%	1.05%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Hando Aguilar, Dan Shiffman, Bob Gahagan, and Jesse Singh

Performance Summary

Ginnie Mae advanced 1.53%* for the 12 months ended March 31, 2016. By comparison, the Barclays U.S. GNMA Index gained 2.40%. The portfolio’s duration (price sensitivity to interest rate changes) positioning in 2015 was a factor that detracted from performance compared with the index. In addition, fund returns reflect operating expenses, while index returns do not.

U.S. Bonds Persevered In Volatile Backdrop

Despite modest economic gains and the Federal Reserve’s (the Fed’s) December 2015 decision to finally start normalizing short-term interest rates—factors that distinguished the U.S. from most other regions of the world, where slowing or stagnant growth and aggressive central bank easing were the norms—U.S. investment-grade bonds generally posted modest gains for the 12-month period ended March 31, 2016. After concluding its massive quantitative easing (QE) program in October 2014, the Fed focused on winding down another component of its unprecedented stimulus program—near-zero short-term interest rates—in 2015. Investor speculation regarding the timing and magnitude of the first Fed rate hike since June 2006 dominated the fixed-income market throughout 2015 and contributed to heightened market volatility.

Meanwhile, other leading central banks pursued aggressive stimulus programs. This global divergence of monetary policies made U.S. Treasury yields relatively more attractive than government bond yields of other nations, where yields declined at a greater pace. Global divergence also initially helped strengthen the U.S. dollar relative to other currencies. But the dollar weakened late in the reporting period as the Fed adopted a more dovish tone toward monetary policy.

Early in the 12-month period, U.S. bond market performance stumbled, largely due to Fed rate-hike speculation, a sharp bond market sell-off in Europe, and fallout from Greece’s inability to repay its government debt. Performance rebounded in the third quarter of 2015 as Greece reached a deal with its creditors. The global economic slowdown sparked a flight to quality, which generally favored high-quality bonds and pushed back the Fed’s rate-hike plans. Investors assumed the Fed would begin to normalize short-term interest rates at its December monetary policy meeting. This expectation drove Treasury yields higher (and returns lower) during the fourth quarter of 2015, particularly among shorter-maturity securities, which are the most sensitive to Fed policy. On December 16, the Fed finally initiated “liftoff” with an increase of 25 basis points (one basis point equals 0.01%) in the federal funds rate target, pushing the overnight lending rate from 0.00%-0.25% to 0.25%-0.50%.

Most investors assumed the Fed would continue rate normalization in the first quarter of 2016. However, mounting concerns about China’s economic slowdown, lackluster global growth, weak oil prices, and equity market volatility kept the Fed on hold. These factors also triggered a rally among U.S. Treasury and other high-quality bonds to start 2016. Midway through the first quarter of 2016, stabilization in the oil markets restored investors’ “risk-on” sentiment, and Treasury returns stalled. But late in the quarter, the Fed reduced its 2016 rate-hike forecast from four to two increases, triggering another Treasury market rally to close out the period.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Against this backdrop, the Treasury yield curve flattened during the 12-month period, as longer-maturity yields declined due to investor demand and weak inflation and shorter-maturity yields increased on Fed rate-hike expectations. The yield on the benchmark 10-year Treasury note declined 15 basis points to 1.77% at the end of March 2016, while the yield on the two-year Treasury note increased 16 basis points to 0.72%, according to Bloomberg.

Mortgage interest rates declined fractionally during the 12-month period, with the average 30-year conventional mortgage rate ending March 2016 at 3.71%, compared with 3.77% in March 2015, according to the Federal Home Loan Mortgage Corporation. Within the mortgage-backed securities (MBS) market, a favorable supply/demand backdrop helped mortgage securities advance and modestly outperform Treasuries for the 12-month period. The Fed continued to support the mortgage market by reinvesting the interest and principal payments from its MBS holdings back into the sector.

Duration Positioning Detracted from Performance

We entered the 12-month period expecting a gradual rise in U.S. interest rates. Accordingly, we maintained a shorter duration than the index. This positioning slightly detracted from relative performance as longer-maturity interest rates generally declined. Given the uncertainty surrounding the timing of interest rate normalization, we shifted from a slightly shorter-than-index duration to a neutral duration in the third calendar quarter of 2015.

In terms of sector positioning, we maintained an overweight position in 30-year GNMA securities and corresponding underweight to 15-year GNMAs. This positioning contributed to relative performance as 30-year securities generally outperformed 15-year GNMAs. We also continued to overweight intermediate- and higher-coupon mortgages versus lower-coupon securities, which aided relative performance.

In terms of security selection, we continued to emphasize single-issuer GNMA securities (Ginnie Mae I MBS) over those with multiple originators (Ginnie Mae II MBS). Ginnie Mae I MBS, which generally provide prepayment protection while delivering incremental income to the fund, underperformed during the reporting period and detracted from fund performance. Elsewhere, our portfolio-only holdings in adjustable-rate mortgages contributed to performance, while our out-of-index agency collateralized mortgage obligations slightly detracted from results.

Outlook

We believe U.S. economic fundamentals eventually will cause the Fed to resume interest-rate normalization. But weaker global economic fundamentals, U.S. dollar strength, weak commodity prices, and geopolitical risks may delay Fed action and keep rates range-bound. Given this uncertainty, we plan to maintain a neutral duration while continuing to focus on intermediate- and higher-coupon securities. We believe relatively stable mortgage rates and the Fed’s continuing reinvestment in the MBS sector should support agency mortgage securities. We will remain selective in our purchases, favoring mortgage securities we believe are undervalued and provide favorable prepayment terms.

6

Fund Characteristics

MARCH 31, 2016
Portfolio at a Glance
Average Duration (effective)	3.1 years
Weighted Average Life	4.9 years

Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities (all GNMAs)	100.9%
U.S. Government Agency Collateralized Mortgage Obligations (all GNMAs)	8.2%
Temporary Cash Investments	15.6%
Other Assets and Liabilities	(24.7)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,014.80	$2.77	0.55%
Institutional Class	$1,000	$1,015.90	$1.76	0.35%
A Class	$1,000	$1,013.60	$4.03	0.80%
C Class	$1,000	$1,008.80	$7.78	1.55%
R Class	$1,000	$1,012.30	$5.28	1.05%
Hypothetical
Investor Class	$1,000	$1,022.25	$2.78	0.55%
Institutional Class	$1,000	$1,023.25	$1.77	0.35%
A Class	$1,000	$1,021.00	$4.04	0.80%
C Class	$1,000	$1,017.25	$7.82	1.55%
R Class	$1,000	$1,019.75	$5.30	1.05%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2016

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(1) — 100.9%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 2.6%
GNMA, VRN, 1.75%, 4/20/16	$18,941,867	$19,748,448
GNMA, VRN, 1.875%, 4/20/16	4,466,862	4,650,403
GNMA, VRN, 2.00%, 4/20/16	6,695,390	6,980,200
		31,379,051
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 98.3%
GNMA, 3.00%, 4/20/16(2)	135,000,000	139,925,385
GNMA, 3.00%, 2/20/43 to 7/20/45	49,779,621	51,690,008
GNMA, 3.50%, 4/20/16(2)	120,000,000	126,871,876
GNMA, 3.50%, 12/20/41 to 12/20/44	280,403,274	297,222,235
GNMA, 4.00%, 4/20/16(2)	30,000,000	32,080,084
GNMA, 4.00%, 12/20/39 to 5/15/42	160,054,012	172,636,961
GNMA, 4.50%, 7/15/33 to 3/20/42	106,825,381	116,801,935
GNMA, 5.00%, 6/15/33 to 5/20/41	87,584,246	97,375,780
GNMA, 5.50%, 4/15/33 to 8/15/39	81,987,014	92,656,627
GNMA, 6.00%, 2/20/26 to 2/20/39	37,171,005	42,441,188
GNMA, 6.50%, 9/20/23 to 11/15/38	5,548,206	6,504,303
GNMA, 7.00%, 12/20/25 to 12/20/29	813,659	993,600
GNMA, 7.25%, 4/15/23 to 6/15/23	36,894	37,772
GNMA, 7.50%, 12/20/23 to 2/20/31	157,687	198,174
GNMA, 7.65%, 9/15/16 to 12/15/16	4,900	4,912
GNMA, 7.75%, 11/15/22	19,501	19,574
GNMA, 7.77%, 4/15/20 to 6/15/20	84,655	86,801
GNMA, 7.89%, 9/20/22	8,278	8,308
GNMA, 7.98%, 6/15/19	11,084	11,124
GNMA, 8.00%, 3/15/17 to 7/20/30	755,817	799,395
GNMA, 8.25%, 4/20/17 to 2/15/22	154,019	157,275
GNMA, 8.50%, 6/20/16 to 12/15/30	553,098	608,946
GNMA, 8.75%, 3/20/17 to 7/15/27	67,904	69,455
GNMA, 9.00%, 6/15/16 to 1/15/25	230,116	243,122
GNMA, 9.25%, 10/15/16 to 3/15/25	50,196	51,075
GNMA, 9.50%, 8/15/17 to 7/20/25	169,012	172,747
GNMA, 9.75%, 12/15/18 to 11/20/21	41,537	42,814
GNMA, 10.00%, 12/20/16 to 8/15/21	3,268	3,315
GNMA, 10.25%, 2/15/19	3,494	3,512
GNMA, 10.50%, 10/15/16 to 4/20/19	742	748
GNMA, 11.00%, 9/15/18 to 6/15/20	18,168	18,274
		1,179,737,325
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $1,182,372,741)		1,211,116,376
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS(1) — 8.2%
GNMA, Series 1999-43, Class FB, VRN, 0.79%, 4/16/16	1,846,006	1,851,067
GNMA, Series 2000-22, Class FG, VRN, 0.64%, 4/16/16	15,305	15,335

10

	Principal Amount/Shares	Value
GNMA, Series 2001-59, Class FD, VRN, 0.94%, 4/16/16	$598,204	$602,701
GNMA, Series 2001-62, Class FB, VRN, 0.94%, 4/16/16	1,197,272	1,206,479
GNMA, Series 2002-13, Class FA, VRN, 0.94%, 4/16/16	747,878	753,995
GNMA, Series 2002-24, Class FA, VRN, 0.94%, 4/16/16	1,518,000	1,532,601
GNMA, Series 2002-29, Class FA SEQ, VRN, 0.78%, 4/20/16	535,379	538,503
GNMA, Series 2002-31, Class FW, VRN, 0.84%, 4/16/16	457,150	459,376
GNMA, Series 2003-110, Class F, VRN, 0.83%, 4/20/16	1,995,457	2,008,888
GNMA, Series 2003-42, Class FW, VRN, 0.78%, 4/20/16	773,236	777,344
GNMA, Series 2003-66, Class HF, VRN, 0.88%, 4/20/16	1,220,902	1,230,092
GNMA, Series 2004-30, Class PD, 5.00%, 2/20/33	146,750	146,828
GNMA, Series 2004-39, Class XF SEQ, VRN, 0.69%, 4/16/16	843,582	844,340
GNMA, Series 2004-76, Class F, VRN, 0.83%, 4/20/16	1,701,603	1,713,133
GNMA, Series 2005-13, Class FA, VRN, 0.63%, 4/20/16	4,683,383	4,687,474
GNMA, Series 2007-5, Class FA, VRN, 0.57%, 4/20/16	4,650,338	4,639,309
GNMA, Series 2007-58, Class FC, VRN, 0.93%, 4/20/16	2,747,763	2,765,383
GNMA, Series 2007-74, Class FL, VRN, 0.90%, 4/16/16	6,353,578	6,407,462
GNMA, Series 2008-18, Class FH, VRN, 1.03%, 4/20/16	3,933,517	3,987,699
GNMA, Series 2008-2, Class LF, VRN, 0.89%, 4/20/16	2,882,867	2,907,702
GNMA, Series 2008-27, Class FB, VRN, 0.98%, 4/20/16	7,158,925	7,242,923
GNMA, Series 2008-61, Class KF, VRN, 1.10%, 4/20/16	3,624,400	3,685,207
GNMA, Series 2008-73, Class FK, VRN, 1.19%, 4/20/16	4,895,068	4,999,118
GNMA, Series 2008-75, Class F, VRN, 0.96%, 4/20/16	5,427,490	5,470,511
GNMA, Series 2008-88, Class UF, VRN, 1.43%, 4/20/16	3,385,784	3,474,781
GNMA, Series 2009-109, Class FA, VRN, 0.84%, 4/16/16	631,493	632,035
GNMA, Series 2009-127, Class FA, VRN, 0.98%, 4/20/16	4,688,025	4,722,738
GNMA, Series 2009-76, Class FB, VRN, 1.04%, 4/16/16	3,383,189	3,413,936
GNMA, Series 2009-92, Class FJ, VRN, 1.12%, 4/16/16	1,987,687	2,012,879
GNMA, Series 2010-14, Class QF, VRN, 0.89%, 4/16/16	13,254,312	13,357,815
GNMA, Series 2010-25, Class FB, VRN, 0.99%, 4/16/16	10,406,891	10,487,041
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $98,328,407)		98,574,695
TEMPORARY CASH INVESTMENTS(3) — 15.6%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 3.75%, 8/15/25 - 11/15/43, valued at $115,778,763), at 0.10%, dated 3/31/16, due 4/1/16 (Delivery value $113,503,315)		113,503,000
SSgA U.S. Government Money Market Fund, Class N	74,463,652	74,463,652
TOTAL TEMPORARY CASH INVESTMENTS (Cost $187,966,652)		187,966,652
TOTAL INVESTMENT SECURITIES — 124.7% (Cost $1,468,667,800)		1,497,657,723
OTHER ASSETS AND LIABILITIES(4) — (24.7)%		(297,029,038)
TOTAL NET ASSETS — 100.0%		$1,200,628,685

11

NOTES TO SCHEDULE OF INVESTMENTS
GNMA	-	Government National Mortgage Association
SEQ	-	Sequential Payer
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Final maturity date indicated, unless otherwise noted.

(2)	Forward commitment. Settlement date is indicated.

(3)	Category includes collateral received at the custodian bank for margin requirements on forward commitments. At the period end, the aggregate value of cash deposits received was $999,727.

(4)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities, at value (cost of $1,468,667,800)	$1,497,657,723
Receivable for capital shares sold	479,277
Interest receivable	3,434,716
1,501,571,716

Liabilities
Payable for collateral received for forward commitments	999,727
Payable for investments purchased	296,760,469
Payable for capital shares redeemed	2,391,191
Accrued management fees	538,192
Distribution and service fees payable	28,808
Dividends payable	224,644
300,943,031

Net Assets	$1,200,628,685

Net Assets Consist of:
Capital paid in	$1,208,979,495
Undistributed net investment income	8,847
Accumulated net realized loss	(37,349,580)
Net unrealized appreciation	28,989,923
$1,200,628,685

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,034,732,406	95,808,232	$10.80
Institutional Class	$71,189,750	6,592,025	$10.80
A Class	$76,082,928	7,044,600	$10.80*
C Class	$11,753,315	1,088,036	$10.80
R Class	$6,870,286	636,413	$10.80
*Maximum offering price $11.31 (net asset value divided by 0.955).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Interest	$24,482,337

Expenses:
Management fees	6,671,229
Distribution and service fees:
A Class	327,536
C Class	118,510
R Class	27,914
Trustees' fees and expenses	65,422
Other expenses	1,557
7,212,168

Net investment income (loss)	17,270,169

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	6,851,686
Change in net unrealized appreciation (depreciation) on investments	(7,830,282)

Net realized and unrealized gain (loss)	(978,596)

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,291,573

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2016 AND MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015
Operations
Net investment income (loss)	$17,270,169	$22,325,321
Net realized gain (loss)	6,851,686	16,149,430
Change in net unrealized appreciation (depreciation)	(7,830,282)	20,881,948
Net increase (decrease) in net assets resulting from operations	16,291,573	59,356,699

Distributions to Shareholders
From net investment income:
Investor Class	(24,338,279)	(27,108,650)
Institutional Class	(1,578,470)	(1,323,477)
A Class	(2,687,538)	(5,910,784)
C Class	(159,451)	(207,794)
R Class	(103,262)	(88,778)
Decrease in net assets from distributions	(28,867,000)	(34,639,483)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(199,722,553)	(71,702,322)

Net increase (decrease) in net assets	(212,297,980)	(46,985,106)

Net Assets
Beginning of period	1,412,926,665	1,459,911,771
End of period	$1,200,628,685	$1,412,926,665

Undistributed net investment income	$8,847	$15,670

See Notes to Financial Statements.

15

Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Ginnie Mae Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income while maintaining liquidity and safety of principal by investing primarily in Government National Mortgage Association certificates.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

16

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

17

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2016 was 0.55% for the Investor Class, A Class, C Class and R Class and 0.35% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2016 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2016 were $4,248,369,365 and $4,494,557,480, respectively, all of which are U.S. Treasury and Government Agency obligations.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2016		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	13,381,407	$144,175,112	12,355,517	$133,706,654
Issued in reinvestment of distributions	2,036,198	21,943,209	2,256,540	24,427,811
Redeemed	(19,651,734)	(211,724,798)	(21,414,580)	(231,518,944)
	(4,234,129)	(45,606,477)	(6,802,523)	(73,384,479)
Institutional Class
Sold	3,328,212	35,792,241	2,527,094	27,349,902
Issued in reinvestment of distributions	134,697	1,451,335	110,027	1,191,758
Redeemed	(2,108,144)	(22,683,168)	(1,674,871)	(18,115,286)
	1,354,765	14,560,408	962,250	10,426,374
A Class
Sold	2,307,484	24,859,600	10,090,070	109,202,215
Issued in reinvestment of distributions	207,354	2,238,452	511,383	5,537,001
Redeemed	(18,306,869)	(196,927,677)	(11,055,910)	(119,634,045)
	(15,792,031)	(169,829,625)	(454,457)	(4,894,829)
C Class
Sold	140,089	1,509,538	195,158	2,113,082
Issued in reinvestment of distributions	12,295	132,541	14,495	156,920
Redeemed	(217,380)	(2,342,925)	(617,148)	(6,673,062)
	(64,996)	(700,846)	(407,495)	(4,403,060)
R Class
Sold	507,053	5,464,495	193,569	2,097,159
Issued in reinvestment of distributions	8,446	90,993	8,062	87,261
Redeemed	(343,735)	(3,701,501)	(150,497)	(1,630,748)
	171,764	1,853,987	51,134	553,672
Net increase (decrease)	(18,564,627)	$(199,722,553)	(6,651,091)	$(71,702,322)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$1,211,116,376	—
U.S. Government Agency Collateralized Mortgage Obligations	—	98,574,695	—
Temporary Cash Investments	$74,463,652	113,503,000	—
	$74,463,652	$1,423,194,071	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$28,867,000	$34,639,483
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,468,693,714
Gross tax appreciation of investments	$31,795,305
Gross tax depreciation of investments	(2,831,296)
Net tax appreciation (depreciation) of investments	$28,964,009
Undistributed ordinary income	$8,847
Accumulated short-term capital losses	$(6,952,221)
Accumulated long-term capital losses	$(30,371,445)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses(before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss)(before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$10.89	0.15	0.01	0.16	(0.25)	$10.80	1.53%	0.55%	0.55%	1.42%	1.42%	308%	$1,034,732
2015	$10.70	0.17	0.28	0.45	(0.26)	$10.89	4.28%	0.55%	0.55%	1.59%	1.59%	306%	$1,089,566
2014	$11.10	0.17	(0.29)	(0.12)	(0.28)	$10.70	(1.02)%	0.55%	0.55%	1.62%	1.62%	264%	$1,143,697
2013	$11.21	0.25	(0.01)	0.24	(0.35)	$11.10	2.16%	0.55%	0.55%	2.26%	2.26%	237%	$1,519,666
2012	$10.84	0.35	0.42	0.77	(0.40)	$11.21	7.15%	0.55%	0.56%	3.12%	3.11%	130%	$1,574,686
Institutional Class
2016	$10.89	0.17	0.01	0.18	(0.27)	$10.80	1.73%	0.35%	0.35%	1.62%	1.62%	308%	$71,190
2015	$10.70	0.19	0.28	0.47	(0.28)	$10.89	4.49%	0.35%	0.35%	1.79%	1.79%	306%	$57,037
2014	$11.10	0.20	(0.29)	(0.09)	(0.31)	$10.70	(0.83)%	0.35%	0.35%	1.82%	1.82%	264%	$45,757
2013	$11.21	0.27	(0.01)	0.26	(0.37)	$11.10	2.36%	0.35%	0.35%	2.46%	2.46%	237%	$62,075
2012	$10.83	0.37	0.43	0.80	(0.42)	$11.21	7.47%	0.35%	0.36%	3.32%	3.31%	130%	$40,336

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses(before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss)(before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016	$10.89	0.12	0.02	0.14	(0.23)	$10.80	1.28%	0.80%	0.80%	1.17%	1.17%	308%	$76,083
2015	$10.70	0.14	0.29	0.43	(0.24)	$10.89	4.02%	0.80%	0.80%	1.34%	1.34%	306%	$248,705
2014	$11.10	0.15	(0.29)	(0.14)	(0.26)	$10.70	(1.27)%	0.80%	0.80%	1.37%	1.37%	264%	$249,327
2013	$11.21	0.22	(0.01)	0.21	(0.32)	$11.10	1.90%	0.80%	0.80%	2.01%	2.01%	237%	$310,736
2012	$10.84	0.32	0.42	0.74	(0.37)	$11.21	6.89%	0.80%	0.81%	2.87%	2.86%	130%	$250,169
C Class
2016	$10.89	0.04	0.02	0.06	(0.15)	$10.80	0.52%	1.55%	1.55%	0.42%	0.42%	308%	$11,753
2015	$10.71	0.06	0.28	0.34	(0.16)	$10.89	3.15%	1.55%	1.55%	0.59%	0.59%	306%	$12,560
2014	$11.10	0.07	(0.28)	(0.21)	(0.18)	$10.71	(1.91)%	1.55%	1.55%	0.62%	0.62%	264%	$16,706
2013	$11.21	0.14	(0.01)	0.13	(0.24)	$11.10	1.14%	1.55%	1.55%	1.26%	1.26%	237%	$33,287
2012	$10.84	0.23	0.43	0.66	(0.29)	$11.21	6.09%	1.55%	1.56%	2.12%	2.11%	130%	$13,809
R Class
2016	$10.89	0.10	0.01	0.11	(0.20)	$10.80	1.03%	1.05%	1.05%	0.92%	0.92%	308%	$6,870
2015	$10.70	0.12	0.28	0.40	(0.21)	$10.89	3.76%	1.05%	1.05%	1.09%	1.09%	306%	$5,059
2014	$11.09	0.12	(0.28)	(0.16)	(0.23)	$10.70	(1.43)%	1.05%	1.05%	1.12%	1.12%	264%	$4,425
2013	$11.21	0.20	(0.03)	0.17	(0.29)	$11.09	1.56%	1.05%	1.05%	1.76%	1.76%	237%	$4,773
2012	$10.83	0.29	0.43	0.72	(0.34)	$11.21	6.72%	1.05%	1.06%	2.62%	2.61%	130%	$4,343

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust and Shareholders of the Ginnie Mae Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ginnie Mae Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2016

24

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Advisory Board Member	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Advisory Board Member	Since 2016	Holbrook Working Professor of Price Theory, Standford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

26

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

27

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88872 1605

Annual Report

March 31, 2016

Government Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

Two months in particular captured the volatility and risk-off trading of the 12-month period. Last August, China’s economic slowdown (which rippled across the global economy) triggered Chinese stock market volatility, increasingly stimulative Chinese central bank monetary policy, and currency devaluations. Burdened further with oil market volatility, equity and higher-risk bond markets declined globally. Five months later, in January, investor sentiment plunged again as global economic growth decelerated, China devalued its currency again, and oil prices dropped below $30 a barrel. In addition, the Fed, in December, executed its first rate hike since 2006. Central bank policies showed less divergence thereafter, with the Bank of Japan suddenly resorting to negative interest rates, the Fed holding rates steady while reducing its rate hike projections, and the European Central Bank announcing significant additional stimulus.

Bonds (and more bond-like stock sectors, such as utilities and REITs) generally outperformed the broad stock market for the reporting period. In terms of stock style and size, growth generally outperformed value, and large cap generally outperformed small cap. In the bond market, higher quality (investment-grade) generally outperformed lower quality (high-yield). We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. Looking ahead, we continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	CPTNX	1.89%	2.84%	4.41%	—	5/16/80
Barclays U.S. Government/MBS Index	—	2.39%	3.32%	4.67%	—	—
Institutional Class	ABTIX	2.10%	3.02%	—	3.15%	3/1/10
A Class	ABTAX					10/9/97
No sales charge		1.64%	2.56%	4.14%	—
With sales charge		-2.92%	1.63%	3.66%	—
C Class	ABTCX	0.88%	1.80%	—	1.93%	3/1/10
R Class	ABTRX	1.39%	2.31%	—	2.44%	3/1/10
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2016
Investor Class — $15,405

Barclays U.S. Government/MBS Index — $15,784

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.47%	0.27%	0.72%	1.47%	0.97%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, Dan Shiffman, and Jim Platz

Performance Summary

Government Bond advanced 1.89%* for the 12 months ended March 31, 2016. By comparison, the Barclays U.S. Government/MBS Index advanced 2.39%. The portfolio’s duration positioning (price sensitivity to interest rate changes) in 2015 and Treasury security selection modestly detracted from relative performance. In addition, fund returns reflect operating expenses, while index returns do not.

U.S. Bonds Persevered In Volatile Backdrop

Despite modest economic gains and the Federal Reserve’s (the Fed’s) December 2015 decision to finally start normalizing short-term interest rates—factors that distinguished the U.S. from most other regions of the world, where slowing or stagnant growth and aggressive central bank easing were the norms—U.S. investment-grade bonds generally posted modest gains for the 12-month period ended March 31, 2016. After concluding its massive quantitative easing (QE) program in October 2014, the Fed focused on winding down another component of its unprecedented stimulus program—near-zero short-term interest rates—in 2015. Investor speculation regarding the timing and magnitude of the first Fed rate hike since June 2006 dominated the fixed-income market throughout the first nine months of the period and contributed to heightened market volatility.

Meanwhile, other leading central banks pursued aggressive stimulus programs, including increased QE and negative interest rates, to combat economic weakness. This global divergence of monetary policies made U.S. Treasury yields relatively more attractive than government bond yields of other nations, where yields declined at a greater pace. Global divergence also initially helped strengthen the U.S. dollar relative to other currencies. But the dollar weakened late in the reporting period as the Fed adopted a more dovish tone toward monetary policy.

Early in the 12-month period, U.S. bond market performance stumbled, largely due to Fed rate-hike speculation, a sharp bond market sell-off in Europe, and fallout from Greece’s inability to repay its government debt. Performance rebounded in the third quarter of 2015 as Greece reached a deal with its creditors, and the global economic slowdown sparked a flight to quality, which generally favored high-quality bonds and pushed back the Fed’s rate-hike plans. Investors assumed the Fed would begin to normalize short-term interest rates at its December monetary policy meeting. This expectation drove Treasury yields higher (and returns lower) during the fourth quarter of 2015, particularly among shorter-maturity securities, which are the most sensitive to Fed policy. On December 16, the Fed finally initiated “liftoff” with an increase of 25 basis points (one basis point equals 0.01%) in the federal funds rate target, pushing the overnight lending rate from 0.00%-0.25% to 0.25%-0.50%.

Most investors assumed the Fed would continue rate normalization in the first quarter of 2016. However, mounting concerns about China’s economic slowdown, lackluster global growth, weak oil prices, and equity market volatility kept the Fed on hold. These factors also triggered a rally among U.S. Treasury and other high-quality bonds to start 2016. Midway through the first quarter of 2016, stabilization in the oil markets restored investors’ “risk-on” sentiment, and Treasury returns stalled. But late in the quarter, the Fed reduced its 2016 rate-hike forecast from four to two increases, triggering another Treasury market rally to close out the period.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Against this backdrop, the Treasury yield curve flattened during the 12-month period, as longer-maturity yields declined due to investor demand and weak inflation and shorter-maturity yields increased on Fed rate-hike expectations. The yield on the benchmark 10-year Treasury note declined 15 basis points to 1.77% at the end of March 2016, while the yield on the two-year Treasury note increased 16 basis points to 0.72%, according to Bloomberg.

Duration Positioning Detracted From Performance

We entered the 12-month period expecting a gradual rise in U.S. interest rates. Accordingly, we maintained a shorter duration (less price sensitivity to interest rate changes) than the index. We used U.S. Treasury futures contracts at times as part of this strategy. This positioning slightly detracted from relative performance as longer-maturity interest rates generally declined. Given the uncertainty surrounding the timing of interest rate normalization, we shifted from a slightly shorter-than-index duration to a neutral duration in the third calendar quarter of 2015.

In terms of sector allocations, we maintained underweight positions relative to the index in Treasuries and agencies and an overweight position in the higher-yielding mortgage-backed securities (MBS) sector throughout the 12-month period. This positioning was basically performance neutral relative to the index.

Positive relative performance contributions came instead from security selection within the mortgage allocation. We generally favored structured mortgage products, including collateralized mortgage obligations (CMOs), over traditional government agency pass-through MBS. This positioning helped the portfolio’s performance because CMOs—which generally experience less refinancing-associated price volatility while offering more-predictable cash flows—outperformed traditional MBS.

Conversely, security selection in the Treasury allocation modestly detracted from performance. Specifically, we held a position in Treasury Inflation Protected Securities (TIPS) due to their attractive valuations. TIPS advanced during the 12-month period on rising long-term inflation expectations, but they underperformed nominal Treasuries.

Outlook

We believe U.S. economic fundamentals eventually will cause the Fed to resume interest-rate normalization. But weaker global economic fundamentals, U.S. dollar strength, weak commodity prices, and geopolitical risks may delay Fed action and keep rates range-bound. Accordingly, we plan to tactically manage duration while continuing to overweight MBS relative to Treasuries and agencies, focusing on structured mortgage products offering yield advantages and more predictable payment streams over traditional pass-through mortgage securities.

6

Fund Characteristics

MARCH 31, 2016
Portfolio at a Glance
Average Duration (effective)	4.8 years
Weighted Average Life	6.6 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	53.4%
U.S. Government Agency Mortgage-Backed Securities	44.4%
Collateralized Mortgage Obligations	16.5%
U.S. Government Agency Securities	2.1%
Temporary Cash Investments	2.8%
Other Assets and Liabilities	(19.2)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,019.20	$2.37	0.47%
Institutional Class	$1,000	$1,019.40	$1.36	0.27%
A Class	$1,000	$1,017.10	$3.63	0.72%
C Class	$1,000	$1,013.30	$7.40	1.47%
R Class	$1,000	$1,015.80	$4.89	0.97%
Hypothetical
Investor Class	$1,000	$1,022.65	$2.38	0.47%
Institutional Class	$1,000	$1,023.65	$1.37	0.27%
A Class	$1,000	$1,021.40	$3.64	0.72%
C Class	$1,000	$1,017.65	$7.41	1.47%
R Class	$1,000	$1,020.15	$4.90	0.97%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2016

	Principal Amount	Value
U.S. TREASURY SECURITIES — 53.4%
U.S. Treasury Bills, 0.56%, 1/5/17(1)	$5,000,000	$4,981,820
U.S. Treasury Bonds, 8.125%, 8/15/21	14,247,000	19,277,131
U.S. Treasury Bonds, 7.125%, 2/15/23	7,000,000	9,576,735
U.S. Treasury Bonds, 3.50%, 2/15/39	5,500,000	6,550,693
U.S. Treasury Bonds, 4.375%, 11/15/39	5,300,000	7,137,505
U.S. Treasury Bonds, 4.625%, 2/15/40	10,000,000	13,934,770
U.S. Treasury Bonds, 4.375%, 5/15/41	5,100,000	6,891,176
U.S. Treasury Bonds, 3.125%, 11/15/41	2,000,000	2,226,876
U.S. Treasury Bonds, 2.75%, 11/15/42	2,840,000	2,929,582
U.S. Treasury Bonds, 2.875%, 5/15/43	10,500,000	11,071,557
U.S. Treasury Bonds, 3.625%, 8/15/43	700,000	850,842
U.S. Treasury Bonds, 3.75%, 11/15/43	6,000,000	7,457,580
U.S. Treasury Bonds, 3.125%, 8/15/44	20,000,000	22,137,500
U.S. Treasury Bonds, 3.00%, 11/15/44	5,000,000	5,398,045
U.S. Treasury Bonds, 3.00%, 5/15/45	4,300,000	4,639,631
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	8,144,320	8,400,793
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	12,272,571	12,332,179
U.S. Treasury Notes, VRN, 0.35%, 4/5/16	45,000,000	45,000,495
U.S. Treasury Notes, 4.875%, 8/15/16	5,000,000	5,084,075
U.S. Treasury Notes, 0.50%, 4/30/17	16,000,000	15,977,808
U.S. Treasury Notes, 2.375%, 7/31/17	16,000,000	16,360,000
U.S. Treasury Notes, 4.75%, 8/15/17	11,950,000	12,610,285
U.S. Treasury Notes, 0.75%, 10/31/17	13,000,000	13,007,358
U.S. Treasury Notes, 1.875%, 10/31/17	20,000,000	20,364,460
U.S. Treasury Notes, 0.875%, 1/31/18	42,600,000	42,718,130
U.S. Treasury Notes, 1.00%, 3/15/18	5,500,000	5,528,787
U.S. Treasury Notes, 2.625%, 4/30/18	6,500,000	6,754,417
U.S. Treasury Notes, 1.00%, 5/31/18	3,500,000	3,517,570
U.S. Treasury Notes, 1.25%, 11/15/18	36,000,000	36,402,192
U.S. Treasury Notes, 1.50%, 2/28/19	30,000,000	30,551,370
U.S. Treasury Notes, 1.75%, 9/30/19(2)	20,000,000	20,525,780
U.S. Treasury Notes, 1.50%, 11/30/19	300,000	305,156
U.S. Treasury Notes, 1.625%, 12/31/19	22,100,000	22,577,404
U.S. Treasury Notes, 1.50%, 5/31/20	12,100,000	12,286,703
U.S. Treasury Notes, 1.625%, 11/30/20	28,000,000	28,572,040
U.S. Treasury Notes, 3.625%, 2/15/21	10,000,000	11,136,330
U.S. Treasury Notes, 1.125%, 2/28/21	8,000,000	7,971,248
U.S. Treasury Notes, 2.00%, 10/31/21	13,000,000	13,445,354
U.S. Treasury Notes, 1.75%, 5/15/22	19,000,000	19,328,415
U.S. Treasury Notes, 1.75%, 9/30/22	7,000,000	7,110,334
U.S. Treasury Notes, 2.125%, 12/31/22	9,500,000	9,871,089
U.S. Treasury Notes, 1.50%, 2/28/23	7,000,000	6,983,046

10

	Principal Amount	Value
U.S. Treasury Notes, 2.00%, 2/15/25	$10,300,000	$10,527,125
U.S. Treasury Notes, 2.125%, 5/15/25	7,000,000	7,220,801
U.S. Treasury Notes, 2.00%, 8/15/25	5,900,000	6,016,389
U.S. Treasury Notes, 2.25%, 11/15/25	6,000,000	6,247,032
TOTAL U.S. TREASURY SECURITIES (Cost $567,083,470)		589,795,608
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(3) — 44.4%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 5.9%
FHLMC, VRN, 2.04%, 4/15/16	2,258,791	2,323,489
FHLMC, VRN, 2.05%, 4/15/16	3,157,474	3,243,419
FHLMC, VRN, 2.32%, 4/15/16	2,908,710	2,977,713
FHLMC, VRN, 2.40%, 4/15/16	1,941,639	2,054,630
FHLMC, VRN, 2.48%, 4/15/16	537,292	567,458
FHLMC, VRN, 2.55%, 4/15/16	731,576	763,342
FHLMC, VRN, 2.59%, 4/15/16	1,398,358	1,474,692
FHLMC, VRN, 2.60%, 4/15/16	554,300	583,612
FHLMC, VRN, 2.61%, 4/15/16	874,953	923,718
FHLMC, VRN, 2.63%, 4/15/16	1,322,884	1,395,627
FHLMC, VRN, 2.63%, 4/15/16	3,268,314	3,392,828
FHLMC, VRN, 2.78%, 4/15/16	863,016	909,771
FHLMC, VRN, 3.79%, 4/15/16	2,608,297	2,753,942
FHLMC, VRN, 4.06%, 4/15/16	401,029	422,390
FHLMC, VRN, 5.61%, 4/15/16	1,460,795	1,546,295
FNMA, VRN, 2.05%, 4/25/16	4,493,926	4,613,445
FNMA, VRN, 2.06%, 4/25/16	1,490,594	1,557,745
FNMA, VRN, 2.07%, 4/25/16	2,348,724	2,441,788
FNMA, VRN, 2.07%, 4/25/16	1,505,465	1,567,984
FNMA, VRN, 2.07%, 4/25/16	1,809,047	1,886,118
FNMA, VRN, 2.07%, 4/25/16	1,556,592	1,621,693
FNMA, VRN, 2.33%, 4/25/16	2,596,682	2,693,192
FNMA, VRN, 2.52%, 4/25/16	966,772	1,016,671
FNMA, VRN, 2.56%, 4/25/16	2,035,868	2,131,925
FNMA, VRN, 2.57%, 4/25/16	806,874	846,586
FNMA, VRN, 2.60%, 4/25/16	1,437,360	1,516,122
FNMA, VRN, 2.74%, 4/25/16	1,842,054	1,933,829
FNMA, VRN, 2.76%, 4/25/16	1,384,050	1,468,067
FNMA, VRN, 2.78%, 4/25/16	664,489	704,953
FNMA, VRN, 3.02%, 4/25/16	2,240,614	2,333,702
FNMA, VRN, 3.36%, 4/25/16	2,992,270	3,131,798
FNMA, VRN, 4.80%, 4/25/16	653,828	688,624
GNMA, VRN, 1.75%, 4/20/16	797,556	830,711
GNMA, VRN, 1.75%, 4/20/16	1,361,157	1,418,570
GNMA, VRN, 1.875%, 4/20/16	1,299,680	1,352,382
GNMA, VRN, 2.00%, 4/20/16	566,807	585,046
GNMA, VRN, 2.00%, 4/20/16	293,165	300,552
GNMA, VRN, 2.00%, 4/20/16	511,630	527,479
GNMA, VRN, 2.00%, 4/20/16	1,203,181	1,256,092

11

	Principal Amount	Value
GNMA, VRN, 2.50%, 4/20/16	$862,523	$898,164
		64,656,164
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 38.5%
FHLMC, 4.50%, 1/1/19	250,392	258,822
FHLMC, 5.00%, 5/1/23	2,276,091	2,442,690
FHLMC, 5.50%, 10/1/34	443,316	498,896
FHLMC, 5.50%, 4/1/38	3,860,281	4,332,123
FHLMC, 4.00%, 12/1/40	2,102,474	2,269,587
FHLMC, 1.00%, 6/1/44	2,378,975	2,477,758
FHLMC, 6.50%, 7/1/47	16,728	18,443
FNMA, 3.00%, 4/13/16(4)	20,000,000	20,524,610
FNMA, 3.50%, 4/13/16(4)	30,500,000	31,988,663
FNMA, 4.00%, 4/13/16(4)	44,000,000	47,028,640
FNMA, 4.50%, 4/13/16(4)	45,000,000	48,970,213
FNMA, 5.00%, 4/13/16(4)	27,000,000	29,879,103
FNMA, 5.50%, 4/13/16(4)	15,000,000	16,826,663
FNMA, 4.50%, 6/1/18	129,758	134,211
FNMA, 4.50%, 5/1/19	868,818	901,255
FNMA, 5.00%, 9/1/20	109,332	114,853
FNMA, 4.50%, 11/1/20	86,513	89,937
FNMA, 6.50%, 3/1/32	112,055	133,403
FNMA, 7.00%, 6/1/32	128,640	156,852
FNMA, 6.50%, 8/1/32	123,447	145,627
FNMA, 5.50%, 7/1/33	921,975	1,044,145
FNMA, 5.00%, 11/1/33	5,258,816	5,848,845
FNMA, 6.00%, 12/1/33	3,540,423	4,080,016
FNMA, 5.50%, 8/1/34	3,701,552	4,193,359
FNMA, 5.50%, 9/1/34	262,200	294,066
FNMA, 5.50%, 10/1/34	1,825,338	2,056,586
FNMA, 5.00%, 8/1/35	662,283	735,269
FNMA, 5.50%, 1/1/36	4,070,929	4,608,170
FNMA, 5.00%, 2/1/36	397,778	441,201
FNMA, 5.50%, 4/1/36	1,021,164	1,152,188
FNMA, 5.00%, 5/1/36	1,780,995	1,974,408
FNMA, 5.50%, 12/1/36	627,385	705,586
FNMA, 5.50%, 2/1/37	2,218,048	2,493,297
FNMA, 6.50%, 8/1/37	380,106	426,843
FNMA, 6.00%, 9/1/37	782,101	891,402
FNMA, 6.00%, 11/1/37	4,601,956	5,256,778
FNMA, 6.00%, 9/1/38	130,581	138,549
FNMA, 4.50%, 2/1/39	1,644,095	1,791,888
FNMA, 4.50%, 4/1/39	1,099,014	1,212,179
FNMA, 4.50%, 5/1/39	2,719,090	3,015,555
FNMA, 6.50%, 5/1/39	2,716,777	3,141,176
FNMA, 4.50%, 10/1/39	4,500,118	4,965,955
FNMA, 4.50%, 3/1/40	7,059,918	7,759,155
FNMA, 4.00%, 10/1/40	4,546,617	4,947,660

12

	Principal Amount	Value
FNMA, 4.50%, 11/1/40	$3,969,235	$4,359,311
FNMA, 4.50%, 6/1/41	5,500,969	6,042,142
FNMA, 4.00%, 8/1/41	4,178,188	4,520,295
FNMA, 4.50%, 9/1/41	2,451,194	2,675,322
FNMA, 3.50%, 10/1/41	5,146,610	5,410,176
FNMA, 4.00%, 12/1/41	10,074,968	10,804,652
FNMA, 3.50%, 5/1/42	3,262,746	3,436,664
FNMA, 3.50%, 6/1/42	2,945,718	3,109,093
FNMA, 3.50%, 9/1/42	3,346,269	3,525,315
FNMA, 3.50%, 12/1/42	5,104,201	5,366,856
FNMA, 3.50%, 11/1/45	4,934,550	5,185,444
FNMA, 4.00%, 11/1/45	7,404,688	7,941,222
FNMA, 6.50%, 8/1/47	48,898	54,410
FNMA, 6.50%, 8/1/47	21,959	24,427
FNMA, 6.50%, 9/1/47	100,703	112,117
FNMA, 6.50%, 9/1/47	5,567	6,195
FNMA, 6.50%, 9/1/47	37,838	42,099
FNMA, 6.50%, 9/1/47	55,021	61,240
FNMA, 6.50%, 9/1/47	14,689	16,338
FNMA, 6.00%, 4/1/48	613,553	678,617
GNMA, 3.50%, 4/20/16(4)	5,000,000	5,286,328
GNMA, 4.00%, 4/20/16(4)	7,000,000	7,485,353
GNMA, 5.50%, 12/20/38	2,360,727	2,629,989
GNMA, 6.00%, 1/20/39	659,843	749,135
GNMA, 5.00%, 3/20/39	3,347,609	3,727,364
GNMA, 5.50%, 3/20/39	1,229,236	1,375,843
GNMA, 5.50%, 4/20/39	2,155,131	2,402,822
GNMA, 4.50%, 1/15/40	2,134,322	2,329,170
GNMA, 4.00%, 11/20/40	8,958,818	9,661,790
GNMA, 4.00%, 12/15/40	1,842,232	1,973,580
GNMA, 4.50%, 7/20/41	8,120,919	8,841,877
GNMA, 3.50%, 6/20/42	11,240,619	11,919,276
GNMA, 3.50%, 7/20/42	8,588,735	9,107,286
GNMA, 4.50%, 8/20/42	6,639,104	7,228,507
GNMA, 4.00%, 9/20/45	14,101,754	15,101,330
		425,558,210
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $481,212,279)		490,214,374
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 16.5%
FHLMC, Series 2684, Class FP, VRN, 0.94%, 4/15/16	312,179	312,521
FHLMC, Series 2685, Class ND SEQ, 4.00%, 10/15/18	893,614	914,227
FHLMC, Series 2706, Class BL SEQ, 3.50%, 11/15/18	999,311	1,029,848
FHLMC, Series 2784, Class HJ SEQ, 4.00%, 4/15/19	1,953,890	2,011,271
FHLMC, Series 2812, Class MF, VRN, 0.89%, 4/15/16	3,789,297	3,828,485
FHLMC, Series 2824, Class LB SEQ, 4.50%, 7/15/24	1,417,661	1,523,162
FHLMC, Series 3076, Class BM SEQ, 4.50%, 11/15/25	3,254,271	3,512,922
FHLMC, Series 3149, Class LF, VRN, 0.74%, 4/15/16	10,637,935	10,588,194
FHLMC, Series 3153, Class FJ, VRN, 0.82%, 4/15/16	3,514,655	3,532,962

13

	Principal Amount/ Shares	Value
FHLMC, Series 3397, Class GF, VRN, 0.94%, 4/15/16	$1,672,114	$1,677,445
FHLMC, Series 3417, Class FA, VRN, 0.94%, 4/15/16	2,696,920	2,720,796
FHLMC, Series 3778, Class L SEQ, 3.50%, 12/15/25	11,104,439	12,056,301
FHLMC, Series 3810, Class QB SEQ, 3.50%, 2/15/26	5,000,000	5,336,138
FHLMC, Series K037, Class A1 SEQ, 2.59%, 4/25/23	5,835,437	6,045,027
FHLMC, Series K039, Class A2, 3.30%, 7/25/24	12,510,000	13,532,560
FHLMC, Series K041, Class A2, 3.17%, 10/25/24	15,000,000	16,081,395
FHLMC, Series K716, Class A2, 3.13%, 6/25/21	7,000,000	7,491,304
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	1,117,696	1,142,754
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	1,644,129	1,685,532
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	1,594,304	1,634,859
FNMA, Series 2004-32, Class AY SEQ, 4.00%, 5/25/19	1,219,831	1,253,896
FNMA, Series 2005-103, Class FP, VRN, 0.73%, 4/25/16	3,685,019	3,707,695
FNMA, Series 2007-36, Class FB, VRN, 0.83%, 4/25/16	398,753	400,887
FNMA, Series 2009-89, Class FD, VRN, 1.03%, 4/25/16	2,277,245	2,309,003
FNMA, Series 2010-83, Class CM SEQ, 4.50%, 3/25/25	999,993	1,007,491
FNMA, Series 2011-3, Class EL, 3.00%, 5/25/20	669,494	681,276
FNMA, Series 2013-M11, Class FA SEQ, VRN, 0.76%, 4/25/16	3,975,283	3,976,665
FNMA, Series 2014-M10, Class ASQ1, 1.52%, 9/25/19	10,623,828	10,688,378
FNMA, Series 2014-M12, Class ASV2, VRN, 2.61%, 4/1/16	13,000,000	13,544,345
FNMA, Series 2014-M4, Class ASQ2 SEQ, 1.27%, 1/25/17	5,799,908	5,799,191
FNMA, Series 2014-M5, Class FA, VRN, 0.75%, 4/1/16	1,394,046	1,393,298
FNMA, Series 2015-M12, Class FA, VRN, 0.76%, 4/1/16	13,717,687	13,668,199
FNMA, Series 2015-M8, Class FA, VRN, 0.58%, 4/1/16	8,938,419	8,868,676
FNMA, Series 2016-M2, Class FA, VRN, 1.28%, 4/1/16	6,258,082	6,265,300
GNMA, Series 2004-30, Class PD, 5.00%, 2/20/33	79,241	79,284
GNMA, Series 2007-5, Class FA, VRN, 0.57%, 4/20/16	1,182,030	1,179,226
GNMA, Series 2008-18, Class FH, VRN, 1.03%, 4/20/16	2,118,048	2,147,223
GNMA, Series 2010-14, Class QF, VRN, 0.89%, 4/16/16	5,740,796	5,785,626
GNMA, Series 2010-163, Class KC SEQ, 4.50%, 6/20/39	2,950,810	3,149,793
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $179,068,283)		182,563,155
U.S. GOVERNMENT AGENCY SECURITIES — 2.1%
FNMA, 6.625%, 11/15/30 (Cost $20,901,635)	15,700,000	23,382,842
TEMPORARY CASH INVESTMENTS(5) — 2.8%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $18,770,975), at 0.10%, dated 3/31/16, due 4/1/16 (Delivery value $18,399,051)		18,399,000
SSgA U.S. Government Money Market Fund, Class N	12,093,761	12,093,761
TOTAL TEMPORARY CASH INVESTMENTS (Cost $30,492,761)		30,492,761
TOTAL INVESTMENT SECURITIES — 119.2% (Cost $1,278,758,428)		1,316,448,740
OTHER ASSETS AND LIABILITIES(6) — (19.2)%		(211,914,474)
TOTAL NET ASSETS — 100.0%		$1,104,534,266

14

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
113	U.S. Treasury 5-Year Notes	June 2016	$13,691,539	$(29,387)

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$12,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.53%	8/19/24	$(1,269,631)

NOTES TO SCHEDULE OF INVESTMENTS
CPI	-	Consumer Price Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
NSA	-	Not Seasonally Adjusted
SEQ	-	Sequential Payer
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	The rate indicated is the yield to maturity at purchase.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,502,162.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	Forward commitment. Settlement date is indicated.

(5)	Category includes collateral received at the custodian bank for margin requirements on forward commitments. At the period end, the aggregate value of cash deposits received was $350,000.

(6)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities, at value (cost of $1,278,758,428)	$1,316,448,740
Receivable for investments sold	255,710
Receivable for capital shares sold	1,807,504
Receivable for variation margin on futures contracts	24,719
Interest receivable	4,396,098
1,322,932,771

Liabilities
Payable for collateral received for forward commitments	350,000
Payable for investments purchased	215,207,936
Payable for capital shares redeemed	989,358
Swap agreements, at value	1,269,631
Accrued management fees	385,469
Distribution and service fees payable	28,324
Dividends payable	167,787
218,398,505

Net Assets	$1,104,534,266

Net Assets Consist of:
Capital paid in	$1,069,571,241
Distributions in excess of net investment income	(40,817)
Accumulated net realized loss	(1,387,452)
Net unrealized appreciation	36,391,294
$1,104,534,266

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$669,187,293	59,141,414	$11.32
Institutional Class	$315,880,818	27,920,322	$11.31
A Class	$111,919,943	9,892,809	$11.31*
C Class	$4,473,259	395,563	$11.31
R Class	$3,072,953	271,698	$11.31
*Maximum offering price $11.84 (net asset value divided by 0.955).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Interest	$20,486,042

Expenses:
Management fees	4,597,520
Distribution and service fees
A Class	310,662
C Class	36,805
R Class	16,273
Trustees' fees and expenses	57,356
Other expenses	9,553
5,028,169

Net investment income (loss)	15,457,873

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	7,068,585
Futures contract transactions	704,906
7,773,491

Change in net unrealized appreciation (depreciation) on:
Investments	(2,906,948)
Futures contracts	(29,387)
Swap agreements	(296,496)
(3,232,831)

Net realized and unrealized gain (loss)	4,540,660

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,998,533

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2016 AND MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015
Operations
Net investment income (loss)	$15,457,873	$16,750,290
Net realized gain (loss)	7,773,491	13,575,277
Change in net unrealized appreciation (depreciation)	(3,232,831)	22,534,883
Net increase (decrease) in net assets resulting from operations	19,998,533	52,860,450

Distributions to Shareholders
From net investment income:
Investor Class	(12,316,295)	(13,386,982)
Institutional Class	(4,438,684)	(4,329,553)
A Class	(1,798,457)	(2,251,001)
C Class	(25,760)	(14,968)
R Class	(39,017)	(39,183)
Decrease in net assets from distributions	(18,618,213)	(20,021,687)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(14,972,416)	(166,027,753)

Net increase (decrease) in net assets	(13,592,096)	(133,188,990)

Net Assets
Beginning of period	1,118,126,362	1,251,315,352
End of period	$1,104,534,266	$1,118,126,362

Distributions in excess of net investment income	$(40,817)	$(43,704)

See Notes to Financial Statements.

18

Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Government Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

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specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

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Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2016 was 0.46% for the Investor Class, A Class, C Class and R Class and 0.26% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2016 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2016 were $3,525,336,183 and $3,542,463,354, respectively, all of which are U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2016		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	21,093,777	$236,058,489	23,180,893	$258,640,245
Issued in reinvestment of distributions	1,020,304	11,420,220	1,083,842	12,096,490
Redeemed	(29,149,322)	(326,203,071)	(35,293,272)	(393,644,345)
	(7,035,241)	(78,724,362)	(11,028,537)	(122,907,610)
Institutional Class
Sold	14,673,398	164,421,999	8,879,144	99,060,645
Issued in reinvestment of distributions	365,194	4,086,274	371,452	4,144,829
Redeemed	(6,935,815)	(77,486,931)	(11,537,059)	(128,801,087)
	8,102,777	91,021,342	(2,286,463)	(25,595,613)
A Class
Sold	7,605,233	84,992,805	8,416,437	94,035,129
Issued in reinvestment of distributions	87,500	978,882	93,131	1,039,918
Redeemed	(10,175,667)	(113,730,088)	(10,126,153)	(113,755,035)
	(2,482,934)	(27,758,401)	(1,616,585)	(18,679,988)
C Class
Sold	134,013	1,502,951	201,327	2,258,602
Issued in reinvestment of distributions	2,142	23,965	1,156	12,914
Redeemed	(58,620)	(654,366)	(99,326)	(1,102,416)
	77,535	872,550	103,157	1,169,100
R Class
Sold	86,662	970,114	171,504	1,906,520
Issued in reinvestment of distributions	3,048	34,089	3,046	33,992
Redeemed	(124,625)	(1,387,748)	(175,553)	(1,954,154)
	(34,915)	(383,545)	(1,003)	(13,642)
Net increase (decrease)	(1,372,778)	$(14,972,416)	(14,829,431)	$(166,027,753)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$589,795,608	—
U.S. Government Agency Mortgage-Backed Securities	—	490,214,374	—
Collateralized Mortgage Obligations	—	182,563,155	—
U.S. Government Agency Securities	—	23,382,842	—
Temporary Cash Investments	$12,093,761	18,399,000	—
	$12,093,761	$1,304,354,979	—

Liabilities
Other Financial Instruments
Futures Contracts	$29,387	—	—
Swap Agreements	—	$1,269,631	—
	$29,387	$1,269,631	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 138 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $12,000,000.

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Value of Derivative Instruments as of March 31, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	$24,719	Payable for variation margin on futures contracts*	—
Other Contracts	Swap agreements	—	Swap agreements	$1,269,631
		$24,719		$1,269,631

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2016

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$704,906	Change in net unrealized appreciation (depreciation) on futures contracts	$(29,387)
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(296,496)
		$704,906		$(325,883)

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$18,618,213	$20,021,687
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of March 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,279,181,813
Gross tax appreciation of investments	$38,292,102
Gross tax depreciation of investments	(1,025,175)
Net tax appreciation (depreciation) of investments	37,266,927
Net tax appreciation (depreciation) on derivatives	(1,269,631)
Net tax appreciation (depreciation)	$35,997,296
Other book-to-tax adjustments	$(892,753)
Undistributed ordinary income	—
Accumulated long-term capital losses	$(141,518)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$11.30	0.16	0.05	0.21	(0.19)	—	(0.19)	$11.32	1.89%	0.47%	1.41%	280%	$669,187
2015	$10.99	0.16	0.33	0.49	(0.18)	—	(0.18)	$11.30	4.54%	0.47%	1.39%	270%	$747,496
2014	$11.39	0.15	(0.33)	(0.18)	(0.20)	(0.02)	(0.22)	$10.99	(1.58)%	0.47%	1.34%	209%	$848,786
2013	$11.43	0.18	0.09	0.27	(0.24)	(0.07)	(0.31)	$11.39	2.36%	0.47%	1.59%	184%	$1,074,464
2012	$11.07	0.29	0.50	0.79	(0.31)	(0.12)	(0.43)	$11.43	7.20%	0.48%	2.53%	127%	$1,139,706
Institutional Class
2016	$11.29	0.18	0.05	0.23	(0.21)	—	(0.21)	$11.31	2.10%	0.27%	1.61%	280%	$315,881
2015	$10.99	0.18	0.33	0.51	(0.21)	—	(0.21)	$11.29	4.65%	0.27%	1.59%	270%	$223,807
2014	$11.38	0.17	(0.31)	(0.14)	(0.23)	(0.02)	(0.25)	$10.99	(1.29)%	0.27%	1.54%	209%	$242,958
2013	$11.42	0.20	0.09	0.29	(0.26)	(0.07)	(0.33)	$11.38	2.56%	0.27%	1.79%	184%	$397,188
2012	$11.07	0.31	0.49	0.80	(0.33)	(0.12)	(0.45)	$11.42	7.32%	0.28%	2.73%	127%	$58,198

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016	$11.29	0.13	0.05	0.18	(0.16)	—	(0.16)	$11.31	1.64%	0.72%	1.16%	280%	$111,920
2015	$10.99	0.13	0.33	0.46	(0.16)	—	(0.16)	$11.29	4.18%	0.72%	1.14%	270%	$139,772
2014	$11.39	0.12	(0.32)	(0.20)	(0.18)	(0.02)	(0.20)	$10.99	(1.82)%	0.72%	1.09%	209%	$153,830
2013	$11.43	0.16	0.08	0.24	(0.21)	(0.07)	(0.28)	$11.39	2.10%	0.72%	1.34%	184%	$206,394
2012	$11.07	0.26	0.50	0.76	(0.28)	(0.12)	(0.40)	$11.43	6.93%	0.73%	2.28%	127%	$223,798
C Class
2016	$11.29	0.05	0.05	0.10	(0.08)	—	(0.08)	$11.31	0.88%	1.47%	0.41%	280%	$4,473
2015	$10.99	0.04	0.33	0.37	(0.07)	—	(0.07)	$11.29	3.41%	1.47%	0.39%	270%	$3,590
2014	$11.38	0.04	(0.32)	(0.28)	(0.09)	(0.02)	(0.11)	$10.99	(2.47)%	1.47%	0.34%	209%	$2,361
2013	$11.42	0.07	0.08	0.15	(0.12)	(0.07)	(0.19)	$11.38	1.35%	1.47%	0.59%	184%	$4,166
2012	$11.07	0.17	0.49	0.66	(0.19)	(0.12)	(0.31)	$11.42	6.04%	1.48%	1.53%	127%	$2,584
R Class
2016	$11.29	0.10	0.05	0.15	(0.13)	—	(0.13)	$11.31	1.39%	0.97%	0.91%	280%	$3,073
2015	$10.99	0.10	0.33	0.43	(0.13)	—	(0.13)	$11.29	3.92%	0.97%	0.89%	270%	$3,462
2014	$11.38	0.09	(0.31)	(0.22)	(0.15)	(0.02)	(0.17)	$10.99	(1.98)%	0.97%	0.84%	209%	$3,380
2013	$11.42	0.12	0.09	0.21	(0.18)	(0.07)	(0.25)	$11.38	1.85%	0.97%	1.09%	184%	$3,148
2012	$11.07	0.23	0.49	0.72	(0.25)	(0.12)	(0.37)	$11.42	6.58%	0.98%	2.03%	127%	$617

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust and Shareholders of the Government Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Government Bond Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2016

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Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Advisory Board Member	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Advisory Board Member	Since 2016	Holbrook Working Professor of Price Theory, Standford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

31

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

32

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88873 1605

Annual Report

March 31, 2016

Inflation-Adjusted Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

Two months in particular captured the volatility and risk-off trading of the 12-month period. Last August, China’s economic slowdown (which rippled across the global economy) triggered Chinese stock market volatility, increasingly stimulative Chinese central bank monetary policy, and currency devaluations. Burdened further with oil market volatility, equity and higher-risk bond markets declined globally. Five months later, in January, investor sentiment plunged again as global economic growth decelerated, China devalued its currency again, and oil prices dropped below $30 a barrel. In addition, the Fed, in December, executed its first rate hike since 2006. Central bank policies showed less divergence thereafter, with the Bank of Japan suddenly resorting to negative interest rates, the Fed holding rates steady while reducing its rate hike projections, and the European Central Bank announcing significant additional stimulus.

Bonds (and more bond-like stock sectors, such as utilities and REITs) generally outperformed the broad stock market for the reporting period. In terms of stock style and size, growth generally outperformed value, and large cap generally outperformed small cap. In the bond market, higher quality (investment-grade) generally outperformed lower quality (high-yield). We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. Looking ahead, we continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACITX	0.98%	2.46%	4.18%	—	2/10/97
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	1.51%	3.02%	4.62%	—	—
Institutional Class	AIANX	1.19%	2.68%	4.39%	—	10/1/02
A Class	AIAVX				—	6/15/98
No sales charge		0.73%	2.21%	3.91%	—
With sales charge		-3.78%	1.28%	3.43%	—
C Class	AINOX	-0.05%	1.45%	—	2.18%	3/1/10
R Class	AIARX	0.48%	1.95%	—	2.69%	3/1/10
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2016
Investor Class — $15,062

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index — $15,712

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.47%	0.27%	0.72%	1.47%	0.97%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz, and Miguel Castillo

Performance Summary

Inflation-Adjusted Bond advanced 0.98%* for the 12 months ended March 31, 2016. By comparison, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index gained 1.51%. Fund and index gains reflected the generally favorable environment for U.S. government bonds. Compared with the index, the portfolio’s out-of-index exposure to corporate bonds and inflation swaps detracted from performance. In addition, fund returns reflect operating expenses, while index returns do not.

Headline Inflation Was Weak as Growth Remained Slow, Oil Prices Plunged

Against a backdrop of weak economic growth and plunging oil prices, U.S. headline inflation remained muted during the 12-month period ended March 31, 2016. According to the year-to-year change in the Consumer Price Index (CPI), headline inflation ended the period up 0.9%, compared with -0.1% a year earlier but still below the Federal Reserve’s (the Fed’s) target rate of 2.0%. Meanwhile, core CPI, which excludes food and energy costs, was up 2.2% for the 12-month period, compared with 1.8% in March 2015. Global commodity prices, which influence the headline inflation rate, declined significantly during the 12-month period, largely due to a sharp sell-off in the global oil markets triggered by supply/demand imbalances. For the 12-month period, Brent crude fell -28.49%, while West Texas Intermediate (WTI) crude dropped -19.76%.

Longer-term inflation expectations also declined. Specifically, the 10-year breakeven rate (the yield difference between 10-year TIPS and nominal 10-year Treasuries) narrowed from 178 basis points (one basis point equals 0.01%) at the end of March 2015 to 163 basis points at the end of March 2016. Theoretically, this rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period (1.63% or higher).

The low-inflation environment allowed the Fed to maintain accommodative monetary policies that eventually may trigger higher inflation. Specifically, the Fed continued to reinvest the coupon interest from its bond holdings (purchased as part of its quantitative easing program, which ended in October 2014) back into the bond market. And although the Fed started moving toward interest rate “normalization” in December 2015, it only lifted rates 25 basis points-from 0.00%-0.25% to 0.25%-0.50%. Furthermore, the Fed scaled back its forecast for additional rate hikes in 2016, suggesting monetary policy would remain relatively accommodative in 2016.

Mixed Economic Data, Investor Speculation About Fed Policy Triggered Bond Market Volatility

The combination of mixed U.S. economic data, slowing global growth, plunging oil prices, and investor speculation regarding the timing and magnitude of Fed rate hikes led to a volatile 12-month period. Early in the period, U.S. bond market performance stumbled, largely due to Fed rate-hike speculation, a sharp bond market sell-off in Europe, and fallout from Greece’s inability to repay its government debt. Broad bond market performance rebounded in the summer of 2015 as Greece reached a deal with its creditors. In addition, mounting concerns about slowing growth in
China and its influence on the entire global economy triggered a flight to quality, which generally favored nominal U.S. Treasuries and pushed back a widely anticipated September rate hike from

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

the Fed. But falling commodity prices and lower inflation expectations led to negative returns for TIPS. Investor expectations for the Fed to begin normalizing short-term interest rates at its December monetary policy meeting pushed Treasury yields back up again late in 2015. On December 16, the Fed finally initiated “liftoff” and indicated the path to rate normalization would continue in 2016.

But more volatility preceded any possible normalization. The prospects for a first-quarter 2016 Fed rate hike quickly faded as weaker U.S. and global growth triggered recession fears early in 2016, and nominal Treasury yields tumbled again. Yields headed back upward in late February as stabilization in the oil markets and new stimulus plans from the European Central Bank triggered a return to “risk-on” trading in the second half of the quarter. But in March, the Fed, citing concerns about global growth, reduced its rate-hike forecast for 2016 from four to two, and nominal Treasury yields headed downward once again. TIPS rallied on the longer-term inflation implications of the Fed’s dovish stance.

Against this backdrop, the nominal U.S. Treasury yield curve flattened. Yields on Fed policy-sensitive shorter-maturity securities increased in anticipation of Fed tightening, while yields on longer-maturity securities declined due to weak global growth and low inflation. Overall, longer-duration (greater price sensitivity to interest rate changes) securities and strategies outperformed shorter duration. Despite the slow-growth, weak-inflation backdrop, TIPS performance remained positive for the one-year period, largely due to a modest uptick in breakeven rates late in the period, after the Fed reduced its rate-hike forecast. But TIPS generally underperformed nominal Treasuries and the broad investment-grade bond market.

Sector Allocation (Non-TIPS Exposure) Detracted from Relative Results

Approximately 86% of the portfolio was invested in TIPS at the end of March 2016. The remainder was invested in out-of-index securities, including investment-grade corporate bonds, which generally underperformed TIPS and detracted from the portfolio’s relative performance. Positions in high-quality mortgage-backed securities and non-U.S.-dollar inflation-linked securities outperformed TIPS and aided results relative to the all-TIPS index. In addition, we added a small position in high-yield corporate bonds in January and February, when valuations appeared compelling. These securities rallied in March, providing a boost to relative performance.

To diversify inflation protection, we used inflation “swaps” to create an inflation “overlay” for the non-inflation-linked corporate and mortgage securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. Overall, this strategy positioned the portfolio with greater sensitivity to inflation, which detracted from performance as longer-term inflation expectations declined.

Outlook

We believe the divergence between headline and core inflation may be ending but will remain subject to the future direction of commodity prices. We also believe headline inflation eventually will converge with core inflation, and a stabilization in commodity prices coupled with continued U.S. economic growth ultimately will create higher inflation than is currently priced into the bond market. In the meantime, we expect to maintain the portfolio’s greater sensitivity to inflation due to attractive valuations in the TIPS sector.

Fund Characteristics

MARCH 31, 2016
Portfolio at a Glance
Average Duration (effective)	6.2 years
Weighted Average Life	9.1 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	86.0%
Commercial Mortgage-Backed Securities	4.8%
Corporate Bonds	3.9%
Collateralized Mortgage Obligations	2.5%
Asset-Backed Securities	2.2%
Sovereign Governments and Agencies	0.6%
Municipal Securities	0.1%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	(0.8)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,036.80	$2.39	0.47%
Institutional Class	$1,000	$1,038.90	$1.38	0.27%
A Class	$1,000	$1,036.40	$3.67	0.72%
C Class	$1,000	$1,032.90	$7.47	1.47%
R Class	$1,000	$1,034.80	$4.93	0.97%
Hypothetical
Investor Class	$1,000	$1,022.65	$2.38	0.47%
Institutional Class	$1,000	$1,023.65	$1.37	0.27%
A Class	$1,000	$1,021.40	$3.64	0.72%
C Class	$1,000	$1,017.65	$7.41	1.47%
R Class	$1,000	$1,020.15	$4.90	0.97%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

MARCH 31, 2016

	Principal Amount	Value
U.S. TREASURY SECURITIES — 86.0%
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26	$104,684,859	$122,733,471
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	73,043,190	89,342,413
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28	61,679,326	71,619,875
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	31,699,670	39,882,147
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32	34,113,285	49,470,472
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	73,393,600	71,440,229
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	46,587,549	43,864,180
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	86,071,289	96,609,943
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	25,705,600	24,942,117
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	64,057,629	64,813,701
U.S. Treasury Inflation Indexed Notes, 2.625%, 7/15/17	27,265,460	28,722,826
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/18	46,111,632	48,237,102
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18	99,415,300	101,220,483
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19(1)	32,883,704	35,518,675
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19	105,405,090	107,728,007
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/19	59,140,614	64,335,466
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/20	26,000,176	26,568,254
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20	58,934,488	63,416,750
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	55,607,092	59,491,248
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	100,144,966	105,236,336
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	186,583,188	189,599,305
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	95,606,272	97,400,132
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	196,863,520	198,764,237
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	56,195,808	57,965,470
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	94,937,095	98,979,327
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	65,653,266	65,972,144
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	30,007,800	30,295,755
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/25(1)	87,963,304	104,877,328
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	70,432,320	72,038,600
U.S. Treasury Inflation Indexed Notes, 3.625%, 4/15/28	45,022,093	62,090,328
U.S. Treasury Inflation Indexed Notes, 3.875%, 4/15/29	51,449,055	73,773,109
U.S. Treasury Inflation Indexed Notes, 2.125%, 2/15/40	36,029,793	46,131,034
U.S. Treasury Inflation Indexed Notes, 2.125%, 2/15/41	42,408,520	54,724,378
TOTAL U.S. TREASURY SECURITIES (Cost $2,313,784,849)		2,467,804,842
COMMERCIAL MORTGAGE-BACKED SECURITIES(2) — 4.8%
Bank of America Merrill Lynch Large Loan, Inc., Series 2015-200P, Class A SEQ, 3.22%, 4/13/33	6,975,000	7,219,419
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(3)	8,625,000	8,824,598
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 1.24%, 4/15/16(3)	7,600,000	7,424,317
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	7,100,000	7,795,614

		Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, 4.19%, 9/10/47		$8,000,000	$8,617,334
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 4/1/16		6,575,000	6,826,233
Commercial Mortgage Trust, Series 2015-3BP, Class A, 3.18%, 2/10/35(3)		7,425,000	7,668,153
Commercial Mortgage Trust, Series 2015-LC21, Class AM, VRN, 4.04%, 4/1/16		4,500,000	4,804,339
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(3)		10,000,000	10,313,940
GS Mortgage Securities Corp. II, Series 2015-GC28, Class A5, 3.40%, 2/10/48		10,000,000	10,411,796
Irvine Core Office Trust, Series 2013-IRV, Class A1 SEQ, 2.07%, 5/15/48(3)		1,601,076	1,612,503
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/16(3)		8,350,000	8,715,944
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class AS SEQ, 4.00%, 8/15/47		12,520,000	13,321,497
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4, 4.17%, 12/15/46		7,000,000	7,764,394
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46		5,525,000	6,119,578
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class B, VRN, 1.84%, 4/15/16(3)		9,725,000	9,470,142
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A SEQ, 3.35%, 7/13/29(3)		10,275,000	10,806,552
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $134,530,651)			137,716,353
CORPORATE BONDS — 3.9%
Banks — 1.4%
Barclays Bank plc, MTN, 6.00%, 1/14/21	EUR	3,650,000	4,711,587
Branch Banking & Trust Co., 3.80%, 10/30/26		$650,000	691,506
Capital One Financial Corp., 2.45%, 4/24/19		700,000	708,116
Citigroup, Inc., 4.40%, 6/10/25		570,000	582,578
Commerzbank AG, MTN, 6.375%, 3/22/19	EUR	5,000,000	6,406,654
Cooperatieve Rabobank UA, MTN, 4.125%, 9/14/22	EUR	5,000,000	6,483,221
Danske Bank A/S, MTN, VRN, 2.75%, 5/19/21	EUR	5,000,000	5,899,938
ING Bank NV, MTN, VRN, 3.625%, 2/25/21	EUR	5,000,000	6,059,435
JPMorgan Chase & Co., 3.125%, 1/23/25		$990,000	994,995
JPMorgan Chase & Co., 4.95%, 6/1/45		490,000	519,367
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	1,300,000	1,426,553
Standard Chartered plc, MTN, VRN, 4.00%, 10/21/20	EUR	3,700,000	4,107,586
U.S. Bank N.A., 2.80%, 1/27/25		$500,000	510,959
Wells Fargo & Co., MTN, 4.60%, 4/1/21		990,000	1,099,655
Wells Fargo & Co., MTN, 3.55%, 9/29/25		500,000	525,058
Wells Fargo & Co., MTN, 4.65%, 11/4/44		250,000	257,213
			40,984,421
Biotechnology — 0.1%
Gilead Sciences, Inc., 4.40%, 12/1/21		990,000	1,107,277
Capital Markets — 0.3%
ABN AMRO Bank NV, MTN, 7.125%, 7/6/22	EUR	5,000,000	7,177,962
Ameriprise Financial, Inc., 4.00%, 10/15/23		$200,000	211,716
			7,389,678

		Principal Amount	Value
Communications Equipment†
Cisco Systems, Inc., 3.00%, 6/15/22		$500,000	$531,784
Consumer Finance — 0.1%
American Express Credit Corp., 2.125%, 7/27/18		990,000	997,364
Capital One Bank USA N.A., 2.30%, 6/5/19		1,000,000	997,531
Caterpillar Financial Services Corp., MTN, 1.25%, 11/6/17		520,000	521,622
Caterpillar Financial Services Corp., MTN, 2.625%, 3/1/23		1,000,000	997,452
Synchrony Financial, 3.00%, 8/15/19		240,000	244,045
			3,758,014
Diversified Consumer Services†
Board of Trustees of The Leland Stanford Junior University (The), 3.46%, 5/1/47		490,000	494,053
Catholic Health Initiatives, 2.95%, 11/1/22		550,000	551,922
			1,045,975
Diversified Financial Services — 0.9%
BNP Paribas SA, MTN, VRN, 2.625%, 10/14/22	EUR	5,000,000	5,694,440
Credit Agricole SA, 2.625%, 3/17/27	EUR	5,000,000	5,653,256
Credit Suisse Group Funding Guernsey Ltd., 4.875%, 5/15/45		$500,000	478,280
Deutsche Bank AG, MTN, 2.75%, 2/17/25	EUR	4,860,000	5,053,214
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		$490,000	514,483
Nationwide Building Society, MTN, 6.75%, 7/22/20	EUR	5,000,000	6,759,465
			24,153,138
Diversified Telecommunication Services†
Verizon Communications, Inc., 4.40%, 11/1/34		$130,000	131,862
Food Products†
Kraft Heinz Foods Co., 5.20%, 7/15/45(3)		490,000	550,559
Unilever Capital Corp., 2.20%, 3/6/19		500,000	515,413
			1,065,972
Gas Utilities†
Enterprise Products Operating LLC, 3.75%, 2/15/25		1,000,000	1,000,469
Health Care Equipment and Supplies†
Becton Dickinson and Co., 3.73%, 12/15/24		250,000	266,745
Hotels, Restaurants and Leisure†
McDonald's Corp., MTN, 3.25%, 6/10/24		500,000	519,100
McDonald's Corp., MTN, 4.60%, 5/26/45		490,000	514,866
			1,033,966
Insurance — 0.3%
Allianz Finance II BV, MTN, VRN, 5.75%, 7/8/21	EUR	5,000,000	6,584,234
Chubb INA Holdings, Inc., 3.15%, 3/15/25		$1,000,000	1,030,249
			7,614,483
Machinery†
Deere & Co., 2.60%, 6/8/22		520,000	532,121
Media — 0.1%
Comcast Corp., 6.40%, 5/15/38		1,500,000	2,002,296
Time Warner, Inc., 3.60%, 7/15/25		740,000	761,364
Walt Disney Co. (The), MTN, 4.125%, 6/1/44		779,000	837,873
			3,601,533

	Principal Amount	Value
Metals and Mining†
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	$140,000	$144,181
Multi-Utilities — 0.3%
Dominion Resources, Inc., 6.40%, 6/15/18	3,250,000	3,537,254
Duke Energy Corp., 3.55%, 9/15/21	1,000,000	1,049,656
Duke Energy Progress, LLC, 4.15%, 12/1/44	500,000	526,570
Georgia Power Co., 4.30%, 3/15/42	1,000,000	1,021,183
MidAmerican Energy Co., 4.40%, 10/15/44	690,000	755,342
Potomac Electric Power Co., 3.60%, 3/15/24	500,000	533,037
Sempra Energy, 6.50%, 6/1/16	1,250,000	1,259,824
		8,682,866
Oil, Gas and Consumable Fuels — 0.2%
BP Capital Markets plc, 2.50%, 11/6/22	520,000	509,554
BP Capital Markets plc, 2.75%, 5/10/23	280,000	274,992
Chevron Corp., 2.43%, 6/24/20	150,000	153,295
CNOOC Nexen Finance 2014 ULC, 1.625%, 4/30/17	500,000	499,373
ConocoPhillips Co., 3.35%, 5/15/25	990,000	950,168
Occidental Petroleum Corp., 4.625%, 6/15/45	980,000	1,025,653
Statoil ASA, 2.65%, 1/15/24	495,000	482,937
Total Capital International SA, 2.10%, 6/19/19	990,000	1,007,103
		4,903,075
Paper and Forest Products†
Georgia-Pacific LLC, 2.54%, 11/15/19(3)	250,000	251,322
Pharmaceuticals†
Roche Holdings, Inc., 3.35%, 9/30/24(3)	490,000	520,770
Road and Rail — 0.1%
Burlington Northern Santa Fe LLC, 3.00%, 4/1/25	1,000,000	1,031,325
Norfolk Southern Corp., 3.85%, 1/15/24	325,000	346,129
Union Pacific Corp., 3.25%, 1/15/25	490,000	512,594
		1,890,048
Software — 0.1%
Adobe Systems, Inc., 3.25%, 2/1/25	490,000	507,264
Microsoft Corp., 2.125%, 11/15/22	560,000	567,151
Oracle Corp., 2.95%, 5/15/25	370,000	379,630
		1,454,045
TOTAL CORPORATE BONDS (Cost $109,720,914)		112,063,745
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 2.5%
Private Sponsor Collateralized Mortgage Obligations — 2.3%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	720,188	748,672
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	1,348,276	1,404,122
Banc of America Mortgage Securities, Inc., Series 2004-8, Class 5A1, 6.50%, 5/25/32	1,118,687	1,151,237
Cendant Mortgage Corp., Series 2003-6, Class A3, 5.25%, 7/25/33	2,233,618	2,238,831
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 2.65%, 4/1/16	1,344,333	1,343,096

	Principal Amount	Value
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	$2,171,172	$2,187,489
Credit Suisse Mortgage Trust, Series 2015-WIN1, Class A10, VRN, 3.50%, 4/1/16(3)	6,285,000	6,500,092
JPMorgan Mortgage Trust, Series 2014-5, Class A1, VRN, 3.00%, 4/1/16(3)	6,390,679	6,597,501
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	1,652,933	1,651,523
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.40%, 4/1/16	725,548	719,949
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/16	1,159,835	1,157,704
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(3)	4,296,926	4,454,874
Sequoia Mortgage Trust, Series 2014-3, Class A14, VRN, 3.00%, 4/1/16(3)	6,293,508	6,380,448
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 2.55%, 4/1/16	1,813,869	1,811,627
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.17%, 4/25/16	2,261,118	2,087,609
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	1,982,068	2,034,977
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.79%, 4/1/16	5,183,531	5,261,664
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 2.79%, 4/1/16	11,177,507	11,601,922
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	403,386	409,017
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 4/1/16(3)	5,769,494	5,854,272
		65,596,626
U.S. Government Agency Collateralized Mortgage Obligations — 0.2%
FHLMC, Series 2824, Class LB SEQ, 4.50%, 7/15/24	4,699,285	5,048,998
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $70,453,591)		70,645,624
ASSET-BACKED SECURITIES(2) — 2.2%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(3)	14,100,000	14,078,046
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.63%, 12/20/21(3)	2,000,000	1,990,237
BMW Floorplan Master Owner Trust, Series 2015-1A, Class A, VRN, 0.94%, 4/15/16(3)	7,475,000	7,482,027
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.69%, 4/15/16	3,975,000	3,960,422
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.86%, 4/7/16(3)	6,671,546	6,653,693
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(3)	1,868,135	1,862,706
Hertz Fleet Lease Funding LP, Series 2013-3, Class B, VRN, 1.49%, 4/11/16(3)	4,275,000	4,277,601
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(3)	1,626,698	1,619,239
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	8,522,976	8,387,961
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(3)	5,606,445	5,565,181

		Principal Amount/Shares	Value
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/22/31(3)		$4,526,367	$4,452,207
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(3)		3,751,333	3,712,028
TOTAL ASSET-BACKED SECURITIES (Cost $64,601,435)			64,041,348
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.6%
Portugal — 0.6%
Portugal Obrigacoes do Tesouro OT, 2.875%, 10/15/25(3) (Cost $16,128,525)	EUR	14,750,000	16,948,367
MUNICIPAL SECURITIES — 0.1%
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40		$535,000	738,557
Los Angeles Community College District GO, (Building Bonds), 6.75%, 8/1/49		250,000	374,782
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39		295,000	375,957
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40		250,000	348,587
Port Authority of New York & New Jersey Rev., (Consolidated Bonds), 4.93%, 10/1/51		250,000	287,308
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40		270,000	333,315
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39		250,000	334,938
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 FG, (Building Bonds), 6.95%, 11/1/50		125,000	181,711
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32		250,000	314,163
TOTAL MUNICIPAL SECURITIES (Cost $3,035,124)			3,289,318
TEMPORARY CASH INVESTMENTS — 0.7%
BNP Paribas SA, 0.25%, 4/1/16(4)		1,461,000	1,460,986
Credit Agricole Corporate and Investment Bank, 0.27%, 4/1/16 (LOC: Credit Agricole SA)(4)		11,900,000	11,899,867
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 11/15/43, valued at $4,786,031), at 0.10%, dated 3/31/16, due 4/1/16 (Delivery value $4,691,013)			4,691,000
SSgA U.S. Government Money Market Fund, Class N		3,017,997	3,017,997
TOTAL TEMPORARY CASH INVESTMENTS (Cost $21,069,997)			21,069,850
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $2,733,325,086)			2,893,579,447
OTHER ASSETS AND LIABILITIES — (0.8)%			(22,078,612)
TOTAL NET ASSETS — 100.0%			$2,871,500,835

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	131,250	USD	147,530	Deutsche Bank	6/15/16	$2,147
EUR	79,016,862	USD	89,655,297	HSBC Holdings plc	6/15/16	455,307
USD	148,868	EUR	131,250	Deutsche Bank	6/15/16	(809)
USD	85,641,757	EUR	77,516,129	HSBC Holdings plc	6/15/16	(2,757,415)
USD	1,669,747	EUR	1,500,733	HSBC Holdings plc	6/15/16	(41,685)
USD	88,878,421	EUR	78,347,706	JPMorgan Chase Bank N.A.	6/15/16	(469,080)
						$(2,811,535)

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
848	U.S. Treasury 2-Year Notes	June 2016	$185,500,000	$45,748
628	U.S. Treasury 5-Year Notes	June 2016	76,091,032	28,525
			$261,591,032	$74,273

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
60	U.S. Treasury 10-Year Notes	June 2016	$7,823,438	$40,177
224	U.S. Treasury 10-Year Ultra Notes	June 2016	31,528,000	75,152
400	U.S. Treasury Long Bonds	June 2016	65,775,000	754,663
97	U.S. Treasury Ultra Long Bonds	June 2016	16,735,531	171,782
			$121,861,969	$1,041,774

SWAP AGREEMENTS

CENTRALLY CLEARED CREDIT DEFAULT

Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 25 Index	$70,050,000	Sell	5.00%	12/20/20	4.29%	$2,539,816	$2,110,878

TOTAL RETURN

Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$4,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.42%	4/1/18	$(315,774)
Bank of America N.A.	8,700,000	U.S. CPI Urban Consumers NSA Index	Receive	2.51%	3/30/19	(847,922)
Bank of America N.A.	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.66%	12/4/19	(613,571)

Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$50,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.62%	3/18/20	$(6,043,969)
Bank of America N.A.	12,800,000	U.S. CPI Urban Consumers NSA Index	Receive	1.41%	8/27/20	55,457
Bank of America N.A.	4,500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.67%	4/1/22	(666,718)
Bank of America N.A.	11,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.53%	8/19/24	(1,163,829)
Bank of America N.A.	29,900,000	U.S. CPI Urban Consumers NSA Index	Receive	2.08%	3/3/25	(1,181,041)
Bank of America N.A.	24,500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.14%	7/2/25	(926,134)
Bank of America N.A.	15,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.79%	8/27/25	(71,200)
Barclays Bank plc	24,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.74%	4/25/17	(2,914,566)
Barclays Bank plc	39,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.71%	2/5/20	(634,219)
Barclays Bank plc	16,300,000	U.S. CPI Urban Consumers NSA Index	Receive	2.59%	7/23/24	(1,832,021)
Barclays Bank plc	10,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.36%	9/29/24	(862,547)
Barclays Bank plc	15,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.31%	9/30/24	(1,207,820)
Barclays Bank plc	19,200,000	U.S. CPI Urban Consumers NSA Index	Receive	2.90%	12/21/27	(5,312,708)
Barclays Bank plc	15,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.78%	7/2/44	(4,180,607)
						$(28,719,189)

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
CPI	-	Consumer Price Index
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
GO	-	General Obligation
LOC	-	Letter of Credit
MTN	-	Medium Term Note
NSA	-	Not Seasonally Adjusted
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
† Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $37,498,333.

(2)	Final maturity date indicated, unless otherwise noted.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $172,975,280, which represented 6.0% of total net assets.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities, at value (cost of $2,733,325,086)	$2,893,579,447
Cash	46,559
Foreign currency holdings, at value (cost of $395,203)	399,687
Receivable for investments sold	598,717
Receivable for capital shares sold	4,059,619
Receivable for variation margin on swap agreements	113,354
Unrealized appreciation on forward foreign currency exchange contracts	457,454
Swap agreements, at value	55,457
Interest receivable	8,620,279
2,907,930,573

Liabilities
Payable for capital shares redeemed	2,971,042
Payable for variation margin on futures contracts	431,938
Unrealized depreciation on forward foreign currency exchange contracts	3,268,989
Swap agreements, at value	28,774,646
Accrued management fees	921,228
Distribution and service fees payable	61,895
36,429,738

Net Assets	$2,871,500,835

Net Assets Consist of:
Capital paid in	$2,734,677,563
Undistributed net investment income	24,348,914
Accumulated net realized loss	(19,957,034)
Net unrealized appreciation	132,431,392
$2,871,500,835

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,496,428,552	127,219,153	$11.76
Institutional Class	$1,147,154,863	97,575,793	$11.76
A Class	$193,664,369	16,509,670	$11.73*
C Class	$16,558,005	1,410,933	$11.74
R Class	$17,695,046	1,501,991	$11.78
*Maximum offering price $12.28 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Interest	$63,658,188

Expenses:
Management fees	11,504,061
Distribution and service fees:
A Class	533,887
C Class	183,752
R Class	87,427
Trustees' fees and expenses	155,074
Other expenses	35,521
12,499,722

Net investment income (loss)	51,158,466

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	10,939,729
Futures contract transactions	(5,283,937)
Swap agreement transactions	(2,370,846)
Foreign currency transactions	(761,440)
2,523,506

Change in net unrealized appreciation (depreciation) on:
Investments	(31,787,514)
Futures contracts	3,556,633
Swap agreements	539,968
Translation of assets and liabilities in foreign currencies	(2,759,643)
(30,450,556)

Net realized and unrealized gain (loss)	(27,927,050)

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,231,416

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2016 AND MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015
Operations
Net investment income (loss)	$51,158,466	$20,164,580
Net realized gain (loss)	2,523,506	(16,363,099)
Change in net unrealized appreciation (depreciation)	(30,450,556)	64,491,094
Net increase (decrease) in net assets resulting from operations	23,231,416	68,292,575

Distributions to Shareholders
From net investment income:
Investor Class	(15,071,866)	(28,045,630)
Institutional Class	(12,922,998)	(17,044,399)
A Class	(1,473,944)	(3,499,971)
C Class	(20,799)	(39,257)
R Class	(82,927)	(132,260)
From net realized gains:
Investor Class	—	(6,507,140)
Institutional Class	—	(3,446,579)
A Class	—	(956,509)
C Class	—	(75,131)
R Class	—	(61,803)
Decrease in net assets from distributions	(29,572,534)	(59,808,679)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(282,996,505)	(26,938,136)

Net increase (decrease) in net assets	(289,337,623)	(18,454,240)

Net Assets
Beginning of period	3,160,838,458	3,179,292,698
End of period	$2,871,500,835	$3,160,838,458

Undistributed net investment income	$24,348,914	$3,312,099

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Inflation-Adjusted Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objectives are to seek to provide total return and inflation protection consistent with investment in inflation-indexed securities.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 29% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2016 was 0.46% for the Investor Class, A Class, C Class and R Class and 0.26% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2016 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2016 totaled $404,561,382, of which $192,591,908 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2016 totaled $650,801,475, of which $420,133,962 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2016		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	21,945,595	$253,001,152	37,748,696	$448,190,712
Issued in reinvestment of distributions	1,253,414	14,219,153	2,752,372	32,404,139
Redeemed	(50,118,363)	(578,322,342)	(47,848,015)	(566,561,411)
	(26,919,354)	(311,102,037)	(7,346,947)	(85,966,560)
Institutional Class
Sold	27,617,494	317,986,634	25,124,568	296,737,377
Issued in reinvestment of distributions	1,126,407	12,766,690	1,712,091	20,128,253
Redeemed	(21,761,803)	(249,774,087)	(13,026,514)	(154,485,404)
	6,982,098	80,979,237	13,810,145	162,380,226
A Class
Sold	6,058,850	69,555,581	6,006,907	71,067,066
Issued in reinvestment of distributions	120,982	1,369,157	359,312	4,223,820
Redeemed	(10,401,642)	(119,247,260)	(14,783,020)	(174,964,662)
	(4,221,810)	(48,322,522)	(8,416,801)	(99,673,776)
C Class
Sold	345,759	3,982,128	317,502	3,758,447
Issued in reinvestment of distributions	1,332	15,021	7,881	92,744
Redeemed	(698,461)	(8,032,501)	(617,846)	(7,318,975)
	(351,370)	(4,035,352)	(292,463)	(3,467,784)
R Class
Sold	730,544	8,407,673	368,762	4,359,828
Issued in reinvestment of distributions	6,548	74,287	15,497	183,072
Redeemed	(782,117)	(8,997,791)	(400,477)	(4,753,142)
	(45,025)	(515,831)	(16,218)	(210,242)
Net increase (decrease)	(24,555,461)	$(282,996,505)	(2,262,284)	$(26,938,136)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$2,467,804,842	—
Commercial Mortgage-Backed Securities	—	137,716,353	—
Corporate Bonds	—	112,063,745	—
Collateralized Mortgage Obligations	—	70,645,624	—
Asset-Backed Securities	—	64,041,348	—
Sovereign Governments and Agencies	—	16,948,367	—
Municipal Securities	—	3,289,318	—
Temporary Cash Investments	$3,017,997	18,051,853	—
	$3,017,997	$2,890,561,450	—
Other Financial Instruments
Futures Contracts	$1,116,047	—	—
Swap Agreements	—	$2,166,335	—
Forward Foreign Currency Exchange Contracts	—	457,454	—
	$1,116,047	$2,623,789	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$28,774,646	—
Forward Foreign Currency Exchange Contracts	—	3,268,989	—
	—	$32,043,635	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $65,383,333.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $132,656,612.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 964 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk.
The fund's average notional amount held during the period was $348,381,250.

Value of Derivative Instruments as of March 31, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$113,354	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	457,454	Unrealized depreciation on forward foreign currency exchange contracts	$3,268,989
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	431,938
Other Contracts	Swap agreements	55,457	Swap agreements	28,774,646
		$626,265		$32,475,573

* Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2016
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$526,435	Change in net unrealized appreciation (depreciation) on swap agreements	$2,539,816
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(877,882)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(2,811,535)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(5,283,937)	Change in net unrealized appreciation (depreciation) on futures contracts	3,556,633
Other Contracts	Net realized gain (loss) on swap agreement transactions	(2,897,281)	Change in net unrealized appreciation (depreciation) on swap agreements	(1,999,848)
		$(8,532,665)		$1,285,066

Counterparty Risk — The fund is subject to counterparty risk, or the risk that an institution will fail to perform its obligations to the fund. The investment advisor attempts to minimize counterparty risk prior to entering into transactions by performing extensive reviews of the creditworthiness of all potential counterparties. The fund may also enter into agreements that provide provisions for legally enforceable master netting arrangements to manage the credit risk between counterparties related to forward foreign currency exchange contracts and/or swap agreements. A master netting arrangement provides for the net settlement of multiple contracts with a single counterparty through a single payment in the event of default or termination of any one contract. To mitigate counterparty risk, the fund may receive assets or be required to pledge assets at the custodian bank or with a broker as designated under prescribed collateral provisions.

The fund does not offset assets and liabilities subject to master netting arrangements on the Statement of Assets and Liabilities for financial reporting purposes. The fund’s asset derivatives and liability derivatives that are subject to legally enforceable offsetting arrangements as of period end were as follows:

Counterparty	Gross Amount on Statement of Assets and Liabilities	Amount Eligible for Offset	Collateral	Net Exposure*
Assets
Bank of America N.A.	$55,457	$(55,457)	—	—
Deutsche Bank	2,147	(809)	—	$1,338
HSBC Holdings plc	455,307	(455,307)	—	—
	$512,911	$(511,573)	—	$1,338

Liabilities
Bank of America N.A.	$11,830,158	$(55,457)	$(11,774,701)	—
Barclays Bank plc	16,944,488	—	(16,944,488)	—
Deutsche Bank	809	(809)	—	—
HSBC Holdings plc	2,799,100	(455,307)	—	$2,343,793
JPMorgan Chase Bank N.A.	469,080	—	—	469,080
	$32,043,635	$(511,573)	$(28,719,189)	$2,812,873

* The net exposure represents the amount receivable from the counterparty or amount payable to the counterparty in the event of default or termination.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$29,572,534	$48,774,369
Long-term capital gains	—	$11,034,310

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,736,806,667
Gross tax appreciation of investments	$175,479,850
Gross tax depreciation of investments	(18,707,070)
Net tax appreciation (depreciation) of investments	156,772,780
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(26,234,502)
Net tax appreciation (depreciation)	$130,538,278
Other book-to-tax adjustments	$(9,185,306)
Undistributed ordinary income	$23,854,955
Accumulated short-term capital losses	$(8,384,655)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and futures contracts and income adjustments on Treasury inflation-protected securities. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$11.76	0.20	(0.09)	0.11	(0.11)	—	(0.11)	$11.76	0.98%	0.47%	1.69%	14%	$1,496,429
2015	$11.73	0.08	0.17	0.25	(0.18)	(0.04)	(0.22)	$11.76	2.14%	0.47%	0.61%	18%	$1,813,395
2014	$13.13	0.23	(1.18)	(0.95)	(0.17)	(0.28)	(0.45)	$11.73	(7.20)%	0.47%	1.81%	17%	$1,894,824
2013	$12.85	0.23	0.46	0.69	(0.30)	(0.11)	(0.41)	$13.13	5.36%	0.47%	1.69%	27%	$3,514,082
2012	$12.01	0.40	1.01	1.41	(0.45)	(0.12)	(0.57)	$12.85	11.99%	0.48%	3.15%	26%	$3,393,055
Institutional Class
2016	$11.76	0.21	(0.08)	0.13	(0.13)	—	(0.13)	$11.76	1.19%	0.27%	1.89%	14%	$1,147,155
2015	$11.74	0.07	0.21	0.28	(0.22)	(0.04)	(0.26)	$11.76	2.37%	0.27%	0.81%	18%	$1,065,257
2014	$13.13	0.23	(1.14)	(0.91)	(0.20)	(0.28)	(0.48)	$11.74	(6.94)%	0.27%	2.01%	17%	$901,517
2013	$12.85	0.24	0.47	0.71	(0.32)	(0.11)	(0.43)	$13.13	5.57%	0.27%	1.89%	27%	$1,067,297
2012	$12.01	0.43	1.01	1.44	(0.48)	(0.12)	(0.60)	$12.85	12.16%	0.28%	3.35%	26%	$802,309
A Class
2016	$11.73	0.18	(0.10)	0.08	(0.08)	—	(0.08)	$11.73	0.73%	0.72%	1.44%	14%	$193,664
2015	$11.69	0.08	0.13	0.21	(0.13)	(0.04)	(0.17)	$11.73	1.83%	0.72%	0.36%	18%	$243,242
2014	$13.08	0.20	(1.17)	(0.97)	(0.14)	(0.28)	(0.42)	$11.69	(7.38)%	0.72%	1.56%	17%	$340,625
2013	$12.80	0.20	0.45	0.65	(0.26)	(0.11)	(0.37)	$13.08	5.12%	0.72%	1.44%	27%	$708,663
2012	$11.97	0.37	1.01	1.38	(0.43)	(0.12)	(0.55)	$12.80	11.72%	0.73%	2.90%	26%	$830,062

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$11.76	0.08	(0.09)	(0.01)	(0.01)	—	(0.01)	$11.74	(0.05)%	1.47%	0.69%	14%	$16,558
2015	$11.68	(0.03)	0.17	0.14	(0.02)	(0.04)	(0.06)	$11.76	1.21%	1.47%	(0.39)%	18%	$20,716
2014	$13.09	0.10	(1.17)	(1.07)	(0.06)	(0.28)	(0.34)	$11.68	(8.14)%	1.47%	0.81%	17%	$24,009
2013	$12.81	0.07	0.49	0.56	(0.17)	(0.11)	(0.28)	$13.09	4.34%	1.47%	0.69%	27%	$46,414
2012	$12.00	0.15	1.13	1.28	(0.35)	(0.12)	(0.47)	$12.81	10.85%	1.48%	2.15%	26%	$31,563
R Class
2016	$11.78	0.13	(0.08)	0.05	(0.05)	—	(0.05)	$11.78	0.48%	0.97%	1.19%	14%	$17,695
2015	$11.72	0.02	0.17	0.19	(0.09)	(0.04)	(0.13)	$11.78	1.60%	0.97%	0.11%	18%	$18,228
2014	$13.11	0.11	(1.11)	(1.00)	(0.11)	(0.28)	(0.39)	$11.72	(7.60)%	0.97%	1.31%	17%	$18,318
2013	$12.83	0.08	0.54	0.62	(0.23)	(0.11)	(0.34)	$13.11	4.85%	0.97%	1.19%	27%	$13,044
2012	$12.01	0.21	1.13	1.34	(0.40)	(0.12)	(0.52)	$12.83	11.37%	0.98%	2.65%	26%	$3,322

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust and Shareholders of the Inflation-Adjusted Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Inflation-Adjusted Bond Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2016

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Advisory Board Member	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Advisory Board Member	Since 2016	Holbrook Working Professor of Price Theory, Standford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88874 1605

Annual Report

March 31, 2016

Short-Term Government Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

Two months in particular captured the volatility and risk-off trading of the 12-month period. Last August, China’s economic slowdown (which rippled across the global economy) triggered Chinese stock market volatility, increasingly stimulative Chinese central bank monetary policy, and currency devaluations. Burdened further with oil market volatility, equity and higher-risk bond markets declined globally. Five months later, in January, investor sentiment plunged again as global economic growth decelerated, China devalued its currency again, and oil prices dropped below $30 a barrel. In addition, the Fed, in December, executed its first rate hike since 2006. Central bank policies showed less divergence thereafter, with the Bank of Japan suddenly resorting to negative interest rates, the Fed holding rates steady while reducing its rate hike projections, and the European Central Bank announcing significant additional stimulus.

Bonds (and more bond-like stock sectors, such as utilities and REITs) generally outperformed the broad stock market for the reporting period. In terms of stock style and size, growth generally outperformed value, and large cap generally outperformed small cap. In the bond market, higher quality (investment-grade) generally outperformed lower quality (high-yield). We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. Looking ahead, we continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWUSX	0.44%	0.54%	2.20%	—	12/15/82
Barclays U.S. 1-3 Year Government Bond Index	—	0.93%	0.90%	2.55%	—	—
Institutional Class	TWUOX	0.64%	0.74%	—	0.86%	3/1/10
A Class	TWAVX					7/8/98
No sales charge		0.19%	0.29%	1.94%	—
With sales charge		-2.04%	-0.16%	1.72%	—
C Class	TWACX	-0.63%	-0.46%	—	-0.34%	3/1/10
R Class	TWARX	-0.10%	0.06%	—	0.17%	3/1/10
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2016
Investor Class — $12,432

Barclays U.S. 1-3 Year Government Bond Index — $12,871

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.55%	0.35%	0.80%	1.55%	1.05%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, Dan Shiffman, and Jim Platz

Performance Summary

Short-Term Government advanced 0.44%* for the 12 months ended March 31, 2016. The Barclays U.S. 1-3 Year Government Bond Index advanced 0.93%. Fund returns reflect operating expenses, while index returns do not.

U.S. Bonds Persevered In Volatile Backdrop

Despite modest economic gains and the Federal Reserve’s (the Fed’s) December 2015 decision to finally start normalizing short-term interest rates—factors that distinguished the U.S. from most other regions of the world, where slowing or stagnant growth and aggressive central bank easing were the norms—U.S. investment-grade bonds generally posted modest gains for the 12-month period ended March 31, 2016. After concluding its massive quantitative easing (QE) program in October 2014, the Fed focused on winding down another component of its unprecedented stimulus program—near-zero short-term interest rates—in 2015. Investor speculation regarding the timing and magnitude of the first Fed rate hike since June 2006 dominated the fixed-income market throughout the first nine months of the period and contributed to heightened market volatility.

Meanwhile, other leading central banks pursued aggressive stimulus programs, including increased QE and negative interest rates, to combat economic weakness. This global divergence of monetary policies made U.S. Treasury yields relatively more attractive than government bond yields of other nations, where yields declined at a greater pace. Global divergence also initially helped strengthen the U.S. dollar relative to other currencies. But the dollar weakened late in the reporting period as the Fed adopted a more dovish tone toward monetary policy.

Early in the 12-month period, U.S. bond market performance stumbled, largely due to Fed rate-hike speculation, a sharp bond market sell-off in Europe, and fallout from Greece’s inability to repay its government debt. Performance rebounded in the third quarter of 2015 as Greece reached a deal with its creditors, and the global economic slowdown sparked a flight to quality, which generally favored high-quality bonds and pushed back the Fed’s rate-hike plans. Investors assumed the Fed would begin to normalize short-term interest rates at its December monetary policy meeting. This expectation drove Treasury yields higher (and returns lower) during the fourth quarter of 2015, particularly among shorter-maturity securities, which are the most sensitive to Fed policy. On December 16, the Fed finally initiated “liftoff” with an increase of 25 basis points (one basis point equals 0.01%) in the federal funds rate target, pushing the overnight lending rate from 0.00%-0.25% to 0.25%-0.50%.

Most investors assumed the Fed would continue rate normalization in the first quarter of 2016. However, mounting concerns about China’s economic slowdown, lackluster global growth, weak oil prices, and equity market volatility kept the Fed on hold. These factors also triggered a rally among U.S. Treasury and other high-quality bonds to start 2016. Midway through the first quarter of 2016, stabilization in the oil markets restored investors’ “risk-on” sentiment, and Treasury returns stalled. But late in the quarter, the Fed reduced its 2016 rate-hike forecast from four to two increases, triggering another Treasury market rally to close out the period.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Against this backdrop, the Treasury yield curve flattened during the 12-month period, as longer-maturity yields declined due to investor demand and weak inflation and shorter-maturity yields increased on Fed rate-hike expectations. The yield on the benchmark 10-year Treasury note declined 15 basis points to 1.77% at the end of March 2016, while the yield on the two-year Treasury note increased 16 basis points to 0.72%, according to Bloomberg.

Portfolio Positioning Summary

We maintained underweight positions in Treasuries and agencies and an overweight position in the higher-yielding mortgage-backed securities (MBS) sector throughout the 12-month period. A favorable supply/demand backdrop contributed to the MBS sector’s positive tone. Investors in the short-maturity, high-quality fixed-income market generally favored MBS for their relative yield advantages versus comparable-maturity Treasuries and government agency securities. Also, the Fed continued to reinvest the interest and principal payments from its MBS holdings back into the sector, which helped performance.

Our security selection within the MBS allocation contributed to performance. We favored agency commercial mortgage-backed securities and collateralized mortgage obligations for their yield advantages and more-predictable payment streams.

Outlook

We believe U.S. economic fundamentals eventually will cause the Fed to resume interest-rate normalization. But weaker global economic fundamentals, U.S. dollar strength, weak commodity prices, and geopolitical risks may delay Fed action and keep rates range-bound. We expect to continue to overweight MBS relative to Treasuries and agencies, focusing on structured mortgage products over traditional pass-through mortgage securities. We also expect to continue holding ARMs and other floating-rate securities. Overall, we favor a disciplined, relative-value approach to portfolio management, emphasizing careful security selection and risk management.

6

Fund Characteristics

MARCH 31, 2016
Portfolio at a Glance
Average Duration (effective)	1.9 years
Weighted Average Life	2.1 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	67.4%
Collateralized Mortgage Obligations	21.8%
U.S. Government Agency Mortgage-Backed Securities	8.0%
U.S. Government Agency Securities	3.3%
Temporary Cash Investments	4.2%
Other Assets and Liabilities	(4.7)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,002.70	$2.75	0.55%
Institutional Class	$1,000	$1,002.70	$1.75	0.35%
A Class	$1,000	$1,000.50	$4.00	0.80%
C Class	$1,000	$996.80	$7.74	1.55%
R Class	$1,000	$1,000.00	$5.25	1.05%
Hypothetical
Investor Class	$1,000	$1,022.25	$2.78	0.55%
Institutional Class	$1,000	$1,023.25	$1.77	0.35%
A Class	$1,000	$1,021.00	$4.04	0.80%
C Class	$1,000	$1,017.25	$7.82	1.55%
R Class	$1,000	$1,019.75	$5.30	1.05%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2016

	Principal Amount	Value
U.S. TREASURY SECURITIES — 67.4%
U.S. Treasury Bills, 0.57%, 1/5/17(1)	$6,000,000	$5,978,184
U.S. Treasury Notes, 0.875%, 2/28/17(2)	3,000,000	3,007,206
U.S. Treasury Notes, 0.875%, 5/15/17	28,100,000	28,168,592
U.S. Treasury Notes, 0.50%, 7/31/17	16,800,000	16,761,612
U.S. Treasury Notes, 2.375%, 7/31/17	6,500,000	6,646,250
U.S. Treasury Notes, 0.75%, 10/31/17	23,800,000	23,813,471
U.S. Treasury Notes, 1.875%, 10/31/17	3,500,000	3,563,780
U.S. Treasury Notes, 0.875%, 1/31/18	45,000,000	45,124,785
U.S. Treasury Notes, 1.00%, 2/15/18	24,800,000	24,922,066
U.S. Treasury Notes, 1.00%, 3/15/18	10,800,000	10,856,527
U.S. Treasury Notes, 2.625%, 4/30/18	1,800,000	1,870,454
U.S. Treasury Notes, 1.00%, 5/31/18	5,000,000	5,025,100
U.S. Treasury Notes, 1.375%, 6/30/18	1,600,000	1,621,813
U.S. Treasury Notes, 1.25%, 11/15/18	13,700,000	13,853,056
U.S. Treasury Notes, 1.50%, 2/28/19	3,000,000	3,055,137
TOTAL U.S. TREASURY SECURITIES (Cost $193,576,445)		194,268,033
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 21.8%
FHLMC, Series 2650, Class PN, 4.50%, 12/15/32	1,262,845	1,309,313
FHLMC, Series 2684, Class FP, VRN, 0.94%, 4/15/16	53,142	53,201
FHLMC, Series 3114, Class FT, VRN, 0.79%, 4/15/16	1,117,084	1,116,217
FHLMC, Series 3149, Class LF, VRN, 0.74%, 4/15/16	2,599,817	2,587,661
FHLMC, Series 3200, Class FP, VRN, 0.64%, 4/15/16	1,665,788	1,658,628
FHLMC, Series 3206, Class FE, VRN, 0.84%, 4/15/16	1,011,527	1,016,303
FHLMC, Series 3231, Class FA, VRN, 0.84%, 4/15/16	930,372	937,414
FHLMC, Series 3301, Class FA, VRN, 0.74%, 4/15/16	909,268	913,835
FHLMC, Series 3380, Class FP, VRN, 0.79%, 4/15/16	1,215,372	1,221,532
FHLMC, Series 3501, Class AC SEQ, 4.00%, 8/15/23	355,786	360,605
FHLMC, Series 3508, Class PF, VRN, 1.29%, 4/15/16	1,087,315	1,102,605
FHLMC, Series 3587, Class FB, VRN, 1.21%, 4/15/16	1,133,038	1,147,350
FHLMC, Series 3831, Class CG, 3.00%, 10/15/18	233,017	236,888
FHLMC, Series 3842, Class JB, 2.00%, 9/15/18	730,488	735,246
FHLMC, Series K037, Class A1 SEQ, 2.59%, 4/25/23	1,654,826	1,714,261
FHLMC, Series K039, Class A1, 2.68%, 12/25/23	2,871,881	2,996,760
FHLMC, Series K043, Class A1 SEQ, 2.53%, 10/25/23	1,405,203	1,460,515
FHLMC, Series K716, Class A1, 2.41%, 8/25/47	2,100,136	2,161,194
FHLMC, Series K718, Class A1 SEQ, 2.375%, 9/25/21	3,190,670	3,311,383
FNMA, Series 2003-108, Class BE SEQ, 4.00%, 11/25/18	245,117	251,522
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	595,818	609,176
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	1,049,055	1,075,472
FNMA, Series 2003-128, Class NG, 4.00%, 1/25/19	360,233	369,398
FNMA, Series 2003-17, Class FN, VRN, 0.73%, 4/25/16	345,269	345,175
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	827,838	848,896

10

	Principal Amount	Value
FNMA, Series 2004-28, Class FE, VRN, 0.78%, 4/25/16	$4,058,471	$4,076,871
FNMA, Series 2004-32, Class AY SEQ, 4.00%, 5/25/19	611,583	628,662
FNMA, Series 2004-52, Class PF, VRN, 0.88%, 4/25/16	425,802	427,616
FNMA, Series 2006-11, Class FA, VRN, 0.73%, 4/25/16	790,791	793,280
FNMA, Series 2006-60, Class KF, VRN, 0.73%, 4/25/16	1,785,183	1,793,795
FNMA, Series 2006-72, Class TE, VRN, 0.73%, 4/25/16	1,125,130	1,128,540
FNMA, Series 2008-77, Class EB SEQ, 4.50%, 9/25/23	369,761	386,704
FNMA, Series 2009-33, Class FB, VRN, 1.25%, 4/25/16	1,212,551	1,238,368
FNMA, Series 2009-87, Class HF, VRN, 1.28%, 4/25/16	483,423	493,814
FNMA, Series 2009-89, Class FD, VRN, 1.03%, 4/25/16	627,986	636,744
FNMA, Series 2010-12, Class AC SEQ, 2.50%, 12/25/18	443,188	448,114
FNMA, Series 2010-83, Class CM SEQ, 4.50%, 3/25/25	345,483	348,073
FNMA, Series 2011-3, Class EL, 3.00%, 5/25/20	175,605	178,695
FNMA, Series 2011-71, Class DJ SEQ, 3.00%, 3/25/25	377,126	383,553
FNMA, Series 2013-M11, Class FA SEQ, VRN, 0.76%, 4/25/16	1,192,585	1,193,000
FNMA, Series 2014-M10, Class ASQ1, 1.52%, 9/25/19	2,605,845	2,621,678
FNMA, Series 2014-M12, Class ASV1, 1.93%, 10/25/21	2,373,963	2,411,363
FNMA, Series 2014-M4, Class ASQ2 SEQ, 1.27%, 1/25/17	1,614,407	1,614,208
FNMA, Series 2014-M5, Class FA, VRN, 0.75%, 4/1/16	280,890	280,739
FNMA, Series 2015-M12, Class FA, VRN, 0.76%, 4/1/16	3,638,383	3,625,257
FNMA, Series 2015-M13, Class ASQ2, 1.65%, 9/25/19	1,700,000	1,712,498
FNMA, Series 2015-M7, Class ASQ2, 1.55%, 4/25/18	1,150,000	1,154,797
FNMA, Series 2015-M8, Class FA, VRN, 0.58%, 4/1/16	2,462,626	2,443,411
FNMA, Series 2016-M2, Class FA, VRN, 1.28%, 4/1/16	1,698,538	1,700,497
GNMA, Series 2010-14, Class QF, VRN, 0.89%, 4/16/16	1,472,701	1,484,202
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $62,555,376)		62,745,029
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(3) — 8.0%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 7.5%
FHLMC, VRN, 2.04%, 4/15/16	648,445	667,019
FHLMC, VRN, 2.05%, 4/15/16	947,242	973,026
FHLMC, VRN, 2.125%, 4/15/16	16,031	16,071
FHLMC, VRN, 2.32%, 4/15/16	581,742	595,543
FHLMC, VRN, 2.39%, 4/15/16	2,491,083	2,636,408
FHLMC, VRN, 2.40%, 4/15/16	190,124	201,188
FHLMC, VRN, 2.41%, 4/15/16	556,613	590,921
FHLMC, VRN, 2.48%, 4/15/16	13,564	13,652
FHLMC, VRN, 2.48%, 4/15/16	190,613	201,314
FHLMC, VRN, 2.55%, 4/15/16	229,997	239,984
FHLMC, VRN, 2.59%, 4/15/16	419,507	442,408
FHLMC, VRN, 2.63%, 4/15/16	596,703	629,514
FHLMC, VRN, 2.63%, 4/15/16	1,652,086	1,715,026
FHLMC, VRN, 2.78%, 4/15/16	129,452	136,466
FHLMC, VRN, 3.13%, 4/15/16	25,595	25,760
FHLMC, VRN, 3.79%, 4/15/16	1,119,481	1,181,992
FHLMC, VRN, 4.06%, 4/15/16	254,999	268,582
FHLMC, VRN, 4.67%, 4/15/16	98,528	103,388
FNMA, VRN, 2.04%, 4/25/16	7,770	7,999

11

	Principal Amount	Value
FNMA, VRN, 2.05%, 4/25/16	$1,348,178	$1,384,033
FNMA, VRN, 2.07%, 4/25/16	665,472	691,840
FNMA, VRN, 2.07%, 4/25/16	602,186	627,193
FNMA, VRN, 2.07%, 4/25/16	135,679	141,459
FNMA, VRN, 2.07%, 4/25/16	902,823	940,582
FNMA, VRN, 2.18%, 4/25/16	793	799
FNMA, VRN, 2.23%, 4/25/16	3,827	3,849
FNMA, VRN, 2.31%, 4/25/16	5,444	5,476
FNMA, VRN, 2.33%, 4/25/16	18,750	18,858
FNMA, VRN, 2.33%, 4/25/16	519,336	538,638
FNMA, VRN, 2.34%, 4/25/16	5,094	5,103
FNMA, VRN, 2.37%, 4/25/16	2,396	2,454
FNMA, VRN, 2.375%, 4/25/16	511,496	530,674
FNMA, VRN, 2.41%, 4/25/16	1,456,243	1,526,401
FNMA, VRN, 2.48%, 4/25/16	10,504	11,217
FNMA, VRN, 2.56%, 4/25/16	81,432	85,274
FNMA, VRN, 2.57%, 4/25/16	116,975	122,732
FNMA, VRN, 2.58%, 4/25/16	5,235	5,269
FNMA, VRN, 2.60%, 4/25/16	626,159	660,470
FNMA, VRN, 2.61%, 4/25/16	85,305	87,518
FNMA, VRN, 2.74%, 4/25/16	580,176	609,082
FNMA, VRN, 2.83%, 4/25/16	1,737	1,785
FNMA, VRN, 2.875%, 4/25/16	1,731	1,740
FNMA, VRN, 3.02%, 4/25/16	876,454	912,866
FNMA, VRN, 3.36%, 4/25/16	1,377,878	1,442,128
FNMA, VRN, 3.61%, 4/25/16	255,031	269,579
FNMA, VRN, 3.67%, 4/25/16	2,761	2,808
FNMA, VRN, 3.875%, 4/25/16	5,218	5,217
FNMA, VRN, 4.10%, 4/25/16	454	454
FNMA, VRN, 4.10%, 4/25/16	10,370	10,421
FNMA, VRN, 4.80%, 4/25/16	163,457	172,156
FNMA, VRN, 6.03%, 4/25/16	1,115	1,118
GNMA, VRN, 2.50%, 4/20/16	7,275	7,412
GNMA, VRN, 3.00%, 4/20/16	22,136	22,292
		21,495,158
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 0.5%
FHLMC, 5.50%, 11/1/17	41,915	42,777
FHLMC, 1.00%, 6/1/44	991,241	1,032,401
FNMA, 7.00%, 5/1/32	156,255	172,022
FNMA, 7.00%, 5/1/32	109,000	123,378
FNMA, 7.00%, 6/1/32	20,107	22,691
FNMA, 7.00%, 6/1/32	107,050	124,176
FNMA, 7.00%, 8/1/32	24,591	24,869
GNMA, 9.50%, 11/20/19	1,608	1,616
		1,543,930
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $22,688,987)		23,039,088

12

	Principal Amount/Shares	Value
U.S. GOVERNMENT AGENCY SECURITIES — 3.3%
FHLB, 1.00%, 6/21/17	$84,000	$84,340
FHLB, 1.375%, 2/18/21	1,000,000	1,001,410
FHLMC, 1.125%, 4/15/19	2,000,000	2,009,150
FNMA, 1.125%, 12/14/18	1,700,000	1,711,640
FNMA, 1.375%, 1/28/19	1,400,000	1,419,093
FNMA, 1.50%, 6/22/20	1,300,000	1,315,509
FNMA, 1.875%, 12/28/20	700,000	718,878
FNMA, 1.375%, 2/26/21	1,400,000	1,402,380
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $9,567,436)		9,662,400
TEMPORARY CASH INVESTMENTS — 4.2%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 11/15/43, valued at $7,494,988), at 0.10%, dated 3/31/16, due 4/1/16 (Delivery value $7,347,020)		7,347,000
SSgA U.S. Government Money Market Fund, Class N	4,896,777	4,896,777
TOTAL TEMPORARY CASH INVESTMENTS (Cost $12,243,777)		12,243,777
TOTAL INVESTMENT SECURITIES — 104.7% (Cost $300,632,021)		301,958,327
OTHER ASSETS AND LIABILITIES — (4.7)%		(13,626,454)
TOTAL NET ASSETS — 100.0%		$288,331,873

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
253	U.S. Treasury 2-Year Notes	June 2016	$55,343,750	$6,056

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
28	U.S. Treasury 5-Year Notes	June 2016	$3,392,594	$(10,304)

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$5,800,000	U.S. CPI Urban Consumers NSA Index	Receive	1.41%	8/27/20	$25,129

13

NOTES TO SCHEDULE OF INVESTMENTS
CPI	-	Consumer Price Index
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
NSA	-	Not Seasonally Adjusted
SEQ	-	Sequential Payer
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	The rate indicated is the yield to maturity at purchase.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $159,446.

(3)	Final maturity date indicated, unless otherwise noted.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities, at value (cost of $300,632,021)	$301,958,327
Receivable for investments sold	79,839
Receivable for capital shares sold	38,713
Receivable for variation margin on futures contracts	13,640
Swap agreements, at value	25,129
Interest receivable	618,315
302,733,963

Liabilities
Payable for investments purchased	7,184,195
Payable for capital shares redeemed	7,079,048
Accrued management fees	127,997
Distribution and service fees payable	4,266
Dividends payable	6,584
14,402,090

Net Assets	$288,331,873

Net Assets Consist of:
Capital paid in	$288,568,724
Distributions in excess of net investment income	(6,584)
Accumulated net realized loss	(1,577,454)
Net unrealized appreciation	1,347,187
$288,331,873

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$229,689,280	23,785,511	$9.66
Institutional Class	$42,177,133	4,366,278	$9.66
A Class	$15,114,411	1,564,717	$9.66*
C Class	$970,885	103,397	$9.39
R Class	$380,164	39,533	$9.62
*Maximum offering price $9.88 (net asset value divided by 0.9775).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Interest	$2,743,298

Expenses:
Management fees	1,524,199
Distribution and service fees:
A Class	50,026
C Class	8,737
R Class	2,374
Trustees' fees and expenses	15,408
Other expenses	3,619
1,604,363

Net investment income (loss)	1,138,935

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	350,661
Futures contract transactions	58,847
409,508

Change in net unrealized appreciation (depreciation) on:
Investments	(388,640)
Futures contracts	(15,632)
Swap agreements	25,129
(379,143)

Net realized and unrealized gain (loss)	30,365

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,169,300

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2016 AND MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015
Operations
Net investment income (loss)	$1,138,935	$900,608
Net realized gain (loss)	409,508	317,499
Change in net unrealized appreciation (depreciation)	(379,143)	1,126,139
Net increase (decrease) in net assets resulting from operations	1,169,300	2,344,246

Distributions to Shareholders
From net investment income:
Investor Class	(1,269,997)	(1,250,884)
Institutional Class	(266,261)	(210,338)
A Class	(57,157)	(50,527)
Decrease in net assets from distributions	(1,593,415)	(1,511,749)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(16,999,476)	(46,666,397)

Net increase (decrease) in net assets	(17,423,591)	(45,833,900)

Net Assets
Beginning of period	305,755,464	351,589,364
End of period	$288,331,873	$305,755,464

Distributions in excess of net investment income	$(6,584)	$(4,520)

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short-Term Government Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income while maintaining safety of principal.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

18

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

19

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2016 was 0.54% for the Investor Class, A Class, C Class and R Class and 0.34% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2016 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2016 were $275,853,032 and $293,831,847, respectively, all of which are U.S. Treasury and Government Agency obligations.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2016		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	8,201,587	$79,085,593	3,369,180	$32,533,028
Issued in reinvestment of distributions	125,001	1,205,877	124,173	1,199,051
Redeemed	(9,071,946)	(87,490,522)	(6,616,761)	(63,868,545)
	(745,358)	(7,199,052)	(3,123,408)	(30,136,466)
Institutional Class
Sold	3,354,641	32,303,236	3,397,705	32,822,603
Issued in reinvestment of distributions	27,584	266,250	21,364	206,394
Redeemed	(3,182,583)	(30,700,709)	(4,746,283)	(45,857,107)
	199,642	1,868,777	(1,327,214)	(12,828,110)
A Class
Sold	839,669	8,105,818	859,115	8,290,230
Issued in reinvestment of distributions	5,331	51,449	4,996	48,251
Redeemed	(2,084,176)	(20,090,822)	(1,248,961)	(12,057,909)
	(1,239,176)	(11,933,555)	(384,850)	(3,719,428)
C Class
Sold	59,136	555,103	98,967	936,864
Redeemed	(42,500)	(398,835)	(113,270)	(1,071,521)
	16,636	156,268	(14,303)	(134,657)
R Class
Sold	54,610	524,565	16,557	159,043
Redeemed	(43,383)	(416,479)	(706)	(6,779)
	11,227	108,086	15,851	152,264
Net increase (decrease)	(1,757,029)	$(16,999,476)	(4,833,924)	$(46,666,397)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$194,268,033	—
Collateralized Mortgage Obligations	—	62,745,029	—
U.S. Government Agency Mortgage-Backed Securities	—	23,039,088	—
U.S. Government Agency Securities	—	9,662,400	—
Temporary Cash Investments	$4,896,777	7,347,000	—
	$4,896,777	$297,061,550	—
Other Financial Instruments
Futures Contracts	$6,056	—	—
Swap Agreements	—	$25,129	—
	$6,056	$25,129	—

Liabilities
Other Financial Instruments
Futures Contracts	$10,304	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 230 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $5,800,000.

22

Value of Derivative Instruments as of March 31, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	$13,640	Payable for variation margin on futures contracts*	—
Other Contracts	Swap agreements	25,129	Swap agreements	—
		$38,769		—

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2016
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$58,847	Change in net unrealized appreciation (depreciation) on futures contracts	$(15,632)
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	25,129
		$58,847		$9,497

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$1,593,415	$1,511,749
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$300,712,552
Gross tax appreciation of investments	$1,467,778
Gross tax depreciation of investments	(222,003)
Net tax appreciation (depreciation) of investments	1,245,775
Net tax appreciation (depreciation) on derivatives	25,129
Net tax appreciation (depreciation)	$1,270,904
Other book-to-tax adjustments	$(55,396)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(757,000)
Accumulated long-term capital losses	$(695,359)

23

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$9.67	0.04	—(3)	0.04	(0.05)	—	(0.05)	$9.66	0.44%	0.55%	0.39%	99%	$229,689
2015	$9.65	0.03	0.04	0.07	(0.05)	—	(0.05)	$9.67	0.71%	0.55%	0.30%	76%	$237,231
2014	$9.71	—(3)	(0.03)	(0.03)	(0.03)	—	(0.03)	$9.65	(0.35)%	0.55%	0.05%	103%	$266,755
2013	$9.76	0.01	0.03	0.04	(0.03)	(0.06)	(0.09)	$9.71	0.33%	0.55%	0.11%	77%	$346,147
2012	$9.73	0.05	0.10	0.15	(0.06)	(0.06)	(0.12)	$9.76	1.59%	0.56%	0.51%	139%	$475,832
Institutional Class
2016	$9.67	0.06	—(3)	0.06	(0.07)	—	(0.07)	$9.66	0.64%	0.35%	0.59%	99%	$42,177
2015	$9.65	0.05	0.04	0.09	(0.07)	—	(0.07)	$9.67	0.91%	0.35%	0.50%	76%	$40,312
2014	$9.72	0.02	(0.04)	(0.02)	(0.05)	—	(0.05)	$9.65	(0.25)%	0.35%	0.25%	103%	$53,011
2013	$9.76	0.04	0.03	0.07	(0.05)	(0.06)	(0.11)	$9.72	0.64%	0.35%	0.31%	77%	$48,242
2012	$9.73	0.04	0.13	0.17	(0.08)	(0.06)	(0.14)	$9.76	1.79%	0.36%	0.71%	139%	$333,284
A Class
2016	$9.67	0.01	0.01	0.02	(0.03)	—	(0.03)	$9.66	0.19%	0.80%	0.14%	99%	$15,114
2015	$9.64	—(3)	0.05	0.05	(0.02)	—	(0.02)	$9.67	0.50%	0.80%	0.05%	76%	$27,121
2014	$9.71	(0.02)	(0.05)	(0.07)	—	—	—	$9.64	(0.72)%	0.80%	(0.20)%	103%	$30,747
2013	$9.76	(0.02)	0.04	0.02	(0.01)	(0.06)	(0.07)	$9.71	0.14%	0.80%	(0.14)%	77%	$38,902
2012	$9.73	0.02	0.11	0.13	(0.04)	(0.06)	(0.10)	$9.76	1.33%	0.81%	0.26%	139%	$63,497

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$9.45	(0.06)	—(3)	(0.06)	—	—	—	$9.39	(0.63)%	1.55%	(0.61)%	99%	$971
2015	$9.47	(0.07)	0.05	(0.02)	—	—	—	$9.45	(0.21)%	1.55%	(0.70)%	76%	$820
2014	$9.61	(0.09)	(0.05)	(0.14)	—	—	—	$9.47	(1.46)%	1.55%	(0.95)%	103%	$957
2013	$9.72	(0.09)	0.04	(0.05)	—	(0.06)	(0.06)	$9.61	(0.55)%	1.55%	(0.89)%	77%	$3,322
2012	$9.73	(0.06)	0.11	0.05	—	(0.06)	(0.06)	$9.72	0.55%	1.56%	(0.49)%	139%	$3,691
R Class
2016	$9.63	(0.01)	—(3)	(0.01)	—	—	—	$9.62	(0.10)%	1.05%	(0.11)%	99%	$380
2015	$9.60	(0.02)	0.05	0.03	—	—	—	$9.63	0.31%	1.05%	(0.20)%	76%	$272
2014	$9.69	(0.04)	(0.05)	(0.09)	—	—	—	$9.60	(0.93)%	1.05%	(0.45)%	103%	$120
2013	$9.76	(0.03)	0.02	(0.01)	—(3)	(0.06)	(0.06)	$9.69	(0.14)%	1.05%	(0.39)%	77%	$173
2012	$9.73	(0.01)	0.12	0.11	(0.02)	(0.06)	(0.08)	$9.76	1.15%	1.06%	0.01%	139%	$345

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust and Shareholders of the
Short-Term Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short-Term Government Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2016

27

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Advisory Board Member	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Advisory Board Member	Since 2016	Holbrook Working Professor of Price Theory, Standford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

30

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88875 1605

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2015:    $144,254
FY 2016:    $147,115

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(c)Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(d)All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(e)(1)In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2015:    $317,494
FY 2016:    $167,395

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Government Income Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 26, 2016

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 26, 2016